                                                                   EXHIBIT 10.14

                            MASTER LEASE AGREEMENT

                                    Between

                             SPRINT SPECTRUM, L.P.

                                      and

                             CROWN COMMUNICATIONS

                                 June 11, 1996

                               TABLE OF CONTENTS

1. MASTER LEASE AGREEMENT...................................................................................   1

2. SITE LEASE...............................................................................................   1

2.1. LEASES OF SITES........................................................................................   1
2.2. MINIMUM NUMBER OF SITES................................................................................   2
2.3. USE OF LESSOR'S SITES..................................................................................   2

3. USE......................................................................................................   2
4. TERM.....................................................................................................   3
5. TERMINATION..............................................................................................   3

5.1. BY LESSOR..............................................................................................   3
5.2. BY LESSEE..............................................................................................   3

6. FEES.....................................................................................................   4

6.1. FEE....................................................................................................   4
6.2. ADJUSTMENT.............................................................................................   4
6.3. INTEREST...............................................................................................   6
6.4. LATE FEE...............................................................................................   6
6.5. OTHER AMOUNTS..........................................................................................   6

6.6  HUB SITE SPACES........................................................................................   6

7. IMPROVEMENTS AND CONSTRUCTION............................................................................   6

7.1. APPROVED COMMUNICATIONS FACILITY.......................................................................   6
7.2. LIENS..................................................................................................   7
7.3. POSSESSION.............................................................................................   7

8. UTILITIES................................................................................................   8

9. ACCESS...................................................................................................   8

9.1 CONSTRUCTION............................................................................................   8

9.2 EMERGENCY...............................................................................................   8

9.3 TYPE OF ACCESS..........................................................................................   8

10. IMPROVEMENT FEES AND TAXES..............................................................................   9

11. INSURANCE...............................................................................................   9

11.1. REQUIRED INSURANCE OF LESSEE..........................................................................   9
11.2. REQUIRED INSURANCE OF LESSOR..........................................................................   9
11.3. POLICIES OF INSURANCE.................................................................................  10
11.4. NO LIMITATION ON LIABILITY............................................................................  10
11.5. COMPLIANCE............................................................................................  10
11.6. RELEASE...............................................................................................  11

12. INDEMNIFICATION.........................................................................................  11

12.1. INDEMNIFICATION BY LESSEE.............................................................................  11
12.2. INDEMNIFICATION BY LESSOR.............................................................................  11
12.3. PROCEDURE.............................................................................................  12

13. ASSIGNMENT..............................................................................................  13

13.1. BY LESSEE.............................................................................................  13
13.2. BY LESSOR.............................................................................................  13

14. REPAIRS.................................................................................................  14

14.1. LESSEE'S OBLIGATION...................................................................................  14
14.2. LESSOR'S OBLIGATION...................................................................................  14

15. CASUALTY OR CONDEMNATION................................................................................  15

15.1. CASUALTY..............................................................................................  15
15.2. CONDEMNATION..........................................................................................  15

16. SURRENDER OF PREMISES; HOLDING OVER.....................................................................  15

17. DEFAULT AND REMEDIES....................................................................................  15

17.1. LESSEE'S EVENTS OF DEFAULT............................................................................  15
17.2. LESSOR'S REMEDIES.....................................................................................  16
17.3. LESSOR's DEFAULT......................................................................................  17
17.4. DUTY TO MITIGATE DAMAGES..............................................................................  17

18. COVENANT OF QUIET ENJOYMENT.............................................................................  18

19. COVENANTS AND WARRANTIES................................................................................  18

19.1. LESSOR................................................................................................  18
19.2. MUTUAL................................................................................................  18
19.3. NO BROKERS............................................................................................  19

20. DISPUTE RESOLUTION......................................................................................  19

20.1. GENERAL...............................................................................................  19
20.2. PROCEDURE.............................................................................................  19
20.3. COSTS.................................................................................................  20

21. ENVIRONMENTAL MATTERS...................................................................................  20

22. SUBORDINATION...........................................................................................  21

22.1. AGREEMENT.............................................................................................  21
22.2. SLA...................................................................................................  21

23. GENERAL PROVISIONS......................................................................................  22

23.1. ENTIRE AGREEMENT......................................................................................  22
23.2. SEVERABILITY..........................................................................................  22
23.3. BINDING EFFECT........................................................................................  22
23.4. CAPTIONS..............................................................................................  22
23.5. NO WAIVER.............................................................................................  22
23.6. NOTICE................................................................................................  23
23.7. GOVERNING LAW.........................................................................................  23

                            MASTER LEASE AGREEMENT

     THIS MASTER LEASE AGREEMENT ("Agreement") is entered into as of the 11th day of June, 1996, by and between Robert Crown d/b/a CROWN COMMUNICATIONS a sole proprietorship ("Lessor") and SPRINT SPECTRUM L.P., a Delaware limited partnership ("Lessee").

                                   RECITALS

     Throughout Pittsburgh and the surrounding area the Lessor owns or uses real property, some of which contains structures owned or used by Lessor. Lessee wishes to lease from Lessor on a non-exclusive basis certain portions of such real property for the purpose of locating unmanned radio communications equipment on Lessor's property. Each location of Lessor's property for which Lessee leases a portion from Lessor will be referred to individually as a "Site" and collectively as "Sites".

     NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                          1.  MASTER LEASE AGREEMENT

     This Agreement contains the basic terms and conditions upon which each Site is leased by Lessor to Lessee. When the parties agree on the particular terms for a Site, the parties will execute a completed Site Lease Acknowledgment in the form attached as Exhibit A ("SLA"). If such Site is owned, leased, licensed, or otherwise controlled by Bell Atlantic Nynex Mobile, Inc. ("BANM"), the parties will enter into an SLA in the form attached as Exhibit "A-1". Each executed SLA is deemed to be a part of this Agreement. The terms and conditions of the SLA will govern and control if there is a discrepancy or inconsistency between the terms and conditions of any SLA and this Agreement. Lessee may record a memorandum of the SLA in the form attached as Exhibit "A-2". Upon termination of an SLA for any reason, Lessee will record a notice of termination of such SLA if Lessee previously recorded a memorandum of such SLA.

                                2.  SITE LEASE

     2.1 LEASE OF SITES. Subject to the terms and conditions contained in this Agreement and the SLA relating to the Site, Lessor leases and demises to Lessee and Lessee leases from Lessor that portion of the Site as described on the SLA (the "Premises"). The property owned, leased or licensed by Lessor will be described on each SLA. Lessee's equipment and facilities will be mounted on or in any structure on the Site or on the ground near the structure all as described in the SLA and in accordance with the terms of this Agreement. The parties acknowledge that Lessor will not be required to enter into any SLA unless an Independent Contractor Agreement has been executed by Crown Network Systems, Inc. and Lessee and is in full force and effect. The parties further acknowledge that Lessee will not be required to enter into an SLA for a Site owned, leased, licensed or otherwise controlled by BANM until Lessee has reviewed the relevant portions of the Master Lease Agreement dated December 29, 1995 by and between BANM and Lessor.

     2.2 MINIMUM NUMBER OF SITES. Lessee has requested SLA's from Lessor for the Sites set forth on Exhibit D attached hereto. Lessor shall use its best efforts to provide SLAs for all such Sites. Lessee agrees to enter into an SLA for each of the Sites set forth on Exhibit D; provided, however, that the parties may substitute any of the Sites set forth on Exhibit D with another Site mutually agreeable to Lessor and Lessee. Notwithstanding the foregoing, the parties agree that Lessee shall not be required to enter into an SLA for a Site set forth on Exhibit D unless Lessor provides a signed SLA to Lessee within nine
(9) months of the date hereof.

     2.3 USE OF LESSOR'S SITES. Where a communications tower meeting the Lessee's design criteria for search areas issued by Lessee after the date of this Agreement and maintained, operated, owned or controlled by Lessor (including certain BANM towers) is available within the search area determined by Lessee's RF Engineers, Lessee shall use its best efforts to utilize such communications tower as a Site for the installation of a Communications Facility. The foregoing sentence does not apply to communications towers (a) located within a 5 mile radius of the USX Tower in the City of Pittsburgh or (b) located on rooftops.

                                    3.  USE

     The Premises may be used by Lessee only for the installation, operation and maintenance of unmanned radio communications equipment and related telecommunications activities (a "Communications Facility") consistent with the terms of the SLA.

     Lessee must, at Lessee's sole expense, comply with all laws, orders, ordinances, regulations and directives of applicable federal, state, county, and municipal authorities or regulatory agencies, including, without limitation, the Federal Communications Commission ("FCC").

     Lessee must operate the Communications Facility in a manner that does not interfere with the operations on the Site of Lessor or any other prior existing users of the Site.

     Lessor agrees to reasonably cooperate with Lessee, at Lessee's expense, in executing such documents or applications required in order for Lessee to obtain such licenses, permits or other governmental approvals needed for Lessee's permitted use of the Premises.

                                   4.  TERM

     The initial term of this Agreement ("Initial Term") is ten (10) years commencing on the date of execution and delivery of this Agreement by both parties. Subject to the Lessor's written approval, Lessee may enter the Premises before the Commencement Date (as that term is defined in the SLA), to the extent such entry is related to engineering surveys, inspections, or other reasonably necessary tests required prior to construction and installation of the Communications Facility; said approval will not be unreasonably withheld, delayed or conditioned. The term of this Agreement will be automatically renewed for one (1) term of ten (10) years, followed by one (1) term of five (5) years (each a "Renewal Term") unless Lessee provides Lessor notice of intention not to renew not less than ninety (90) days prior to the expiration of the Initial Term or any Renewal Term.

     The Initial Term of each SLA ("SLA Initial Term") will be five (5) years commencing on the date stated on the SLA, unless otherwise terminated as provided in this Agreement. The term of each SLA will be automatically renewed for four (4) additional terms (each an "SLA Renewal Term") of five (5) years each, unless Lessee provides Lessor with notice of intention not to renew not less than ninety (90) days prior to the expiration of the SLA Initial Term or the SLA Renewal Term; provided, however, that all such SLA's shall immediately terminate upon the termination or expiration of this Agreement.

                                5.  TERMINATION

     5.1.  BY LESSOR

     In addition to any other rights to terminate an SLA, Lessor has the right to terminate an SLA and all of Lessee's right to the Premises leased on a Site upon five (5) days' written notice if any equipment placed on the Site by Lessee unreasonably interferes with any equipment located on the Site on the Commencement Date and Lessee fails to resolve such interference problem within two (2) business days of receipt of notice.

     5.2   BY LESSEE

     In addition to any other rights to terminate this Agreement or an SLA, Lessee has the right to terminate an SLA upon sixty (60) days prior written notice if:

           5.2.1 Lessee is unable to use the Premises for a Communications Facility in the manner originally designed by Lessee when executing the SLA due to an obstruction which is (a) created after the date of the SLA; (b) within a 3 to 1 slope (3 feet horizontally for every 1 foot of vertical drop) from the bottom of the lowest antenna leased by Lessee on the Premises; (c) within a quarter mile radius of the Communications Facility; and (d) Lessee reasonably demonstrates that such obstruction results in signal degradation;

           5.2.2 If within 90 days of Site activation or receipt of Federal Aviation Administration approval, but in no event more than 180 days after executing an SLA, whichever is later, Lessee determines that it is unable to use the Premises for a Communications Facility in the manner originally designed by Lessee when executing the SLA;

           5.2.3 any certificate, permit, license or approval affecting Lessee's ability to use the Premises in the manner originally intended by Lessee is rejected; or

           5.2.4 if any previously issued certificate, permit, license or approval is canceled, expires, lapses, or is otherwise withdrawn or terminated by the applicable governmental agency.

                                   6.  FEES

     6.1   FEE

     The annual lease fee (the "Fee") for a Premises will be payable on or before the Commencement Date and on or before the first day of the first month starting after each anniversary of the Commencement Date. The Fee shall be payable to Lessor at:

     Crown Communications
     Penn Center West 111, Suite 229
     Pittsburgh, PA 15276
     Attention: Robert A. Crown, President

     The Fee will be prorated for any fractional year at the beginning, expiration or earlier termination of a particular SLA. The Fee for the Premises shall be determined in accordance with Exhibit B.

     6.2   ADJUSTMENT

     6.2.1 The Fee for a Premise will be adjusted as provided below:

[*]

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

[*]

     6.2.2. Fee Increase. For purposes of this Section 6.2.2, the "Minimum Number of Sites" will be the lesser of (a) the number of SLA's leased by Lessee pursuant to an executed SLA on the second anniversary of the date hereof or (b)
58. For purposes of determining the number of SLA's leased pursuant to subsection (a) hereof, all SLA's provided by Crown for Sites set forth on Exhibit D which are at (i) the tower height requested by Lessee; (ii) within 25 feet of the tower height requested by Lessee; or (iii) within a distance of Lessee's requested tower height that does not exceed 10% of the height of the tower requested, shall be considered to be leased by Lessee. In the event that at any time after the second anniversary of the date hereof during the Term of this Agreement Lessee fails to lease at least the "Minimum Number of SLAs", then the fee for each Site leased by Lessee hereunder shall increase by [*] per month payable together with the next annual Fee payment. The foregoing [*] fee increase shall be adjusted on each Adjustment Date pursuant to the formula set forth in Section 6.2.1.

     6.2.3. Fee Decreases. In the event that Lessor and Lessee enter into an agreement whereby Lessor becomes the exclusive marketing representative for the Lessee's communications facility network, which shall consist of all sites where Lessee has the right to market the platform for the installation of transmitting or receiving equipment for Lessee's PCS system in the Pittsburgh Metropolitan Trading Area (as the Pittsburgh Metropolitan Area is constituted as of the date hereof), then the Fee for each Site leased by Lessee hereunder shall decrease by [*] per month during such time as the exclusive marketing representative agreement is in full force and effect. Provided that such exclusive marketing representative agreement is executed within one year from the date hereof, such reduction shall take place retroactively, applying to all Sites leased on or after the date of this Agreement and an appropriate credit shall be made by the Lessor to Lessee. The foregoing [*] fee reduction shall be adjusted on each Adjustment Date pursuant to the formula set forth in Section 6.2.1.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     6.3   INTEREST

     Any Lease Fee not paid within ten (10) business days of when due may, at Lessor's option, bear interest (the "Past Due Interest Rate") until paid at the lesser of:

           6.3.1 the rate of interest per annum equal to the interest rate then being quoted by Chase Manhattan Bank (or its successor) as its prime rate plus two (2) points; or

           6.3.2 the maximum rate allowed under the law of the Commonwealth of Pennsylvania.

     6.4   LATE FEE

     If Lessee fails to pay any Lease Fee within ten (10) business days of the date when due, Lessor may require that Lessee pay to Lessor a late fee of $150.00 per Site. The late fee is in addition to the interest Lessor may assess under Section 6.3 of this Agreement. The foregoing late fee shall be adjusted on each Adjustment Date pursuant to the formula set forth in Section 6.2.1.

     6.5   OTHER AMOUNTS

     Any sums due to Lessor under this Agreement which are not specifically defined as "Fees" are deemed additional Fees and are subject to the interest charges and late fees specified in Sections 6.3 and 6.4 and any other provisions of this Agreement which address Lease Fees.

     6.6   HUB SITE SPACE.

     Where possible, Lessor will provide land area for the installation of a 12'x24' prefabricated equipment building at the cost of [*] per month per hub site. If space in Lessor's equipment building is available within Lessor's reasonable discretion, for Lessee's hub site, Lessee shall pay to Lessor [*] per square foot for Lessor's equipment building space. Lessee shall be responsible for all construction and utilities required for such hub site space. The cost for the hub site space shall be payable together with the first payment of the Fee for each such Site. The fees for hub site space set forth in this
Section 6.6 shall be adjusted on each Adjustment Date pursuant to the formula set forth in Section 6.2.1.

                       7.  IMPROVEMENTS AND CONSTRUCTION

     7.1   APPROVED COMMUNICATIONS FACILITY

     Lessee has the right at Lessee's sole cost and expense to erect, maintain, replace and operate at the Premises only that Communications Facility specified on the SLA. Prior to commencing any installation or material alteration of a Communications Facility, Lessee must obtain Lessor's approval of:

           7.1.1  Lessee's plans for installation or alteration work; and

           7.1.2 the precise location of the Communications Facility on the Site.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     Lessor's approval must not be unreasonably withheld, conditioned or delayed. Lessee's replacement of equipment with equipment of (a) substantially the same wind loading, structural loading, size, weight, height, and (b) operating at the frequency set forth in the SLA, in the course of repairs or upgrading the Communications Facility, is not a material alteration.

           All of Lessee's installation and alteration work must be performed:

           7.1.3  at Lessee's sole cost and expense;

           7.1.4  in a good and workmanlike manner;

           7.1.5 in accordance with applicable building uses and the provisions of Exhibit C;

           7.1.6 must not adversely affect the structural integrity, maintenance or marketability of the Site or any structure on the Site.

     Any structural alterations to a structure on the Site must be designed by a licensed structural engineer at Lessee's sole cost and expense. For structural alterations on a tower, such structural engineer must either be approved by the tower manufacturer or Lessor. For structural alterations requiring a building permit, the structural engineer must be satisfactory to the local municipality.

     7.2   LIENS

     Lessee must keep the Site free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Lessee.

     If any lien is filed against the Site as a result of the acts or omissions of Lessee, or Lessee's employees, agents, or contractors, Lessee must discharge the lien or bond the lien off in a manner reasonably satisfactory to Lessor within thirty (30) days after Lessee receives written notice from any party that the lien has been filed.

     If Lessee fails to discharge or bond any lien within such period, then, in addition to any other right or remedy of Lessor, Lessor may, at Lessor's election, discharge the lien by either paying the amount claimed to be due or obtaining the discharge by deposit with a court or a title company or by bonding.

     Lessee must pay on demand any amount paid by Lessor for the discharge or satisfaction of any lien, and all reasonable attorneys' fees and other legal expenses of Lessor incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith.

     7.3   POSSESSION

     Taking possession of the Premises by Lessee is conclusive evidence that
     Lessee:

           7.3.1 accepts the Premises as suitable for the purposes for which they are leased;

           7.3.2 accepts the Site and any structure on the Site and every part and appurtenance thereof AS IS, with all faults; and

           7.3.3 waives any claims against Lessor in respect of defects in the Site or Premises and its appurtenances, their habitability or suitability for any permitted purposes, except:

                  7.3.3.1  if otherwise expressly provided hereunder,

                  7.3.3.2 if resulting from the negligence or willful misconduct of Lessor, Lessor's employees, agents or contractors,

                  7.3.3.3 if resulting from a known claim by a third party not identified by Lessor in Lessor's representations under this Agreement, or

                  7.3.3.4  if known to Lessor and not disclosed to Lessee.

     Lessee is deemed to take possession only at the time Lessee commences construction of the Communications Facility on the Premises or within 90 days of the execution of the SLA, whichever event first occurs. Conducting tests and inspections on the Premises is not the commencement of construction.


                                 8.  UTILITIES

     Lessee has the right, at Lessee's sole cost and expense, to obtain electrical and telephone service from any utility company that currently provides such service to the Premises. Lessee may arrange for the installation of a separate meter and main breaker, subject to Lessor's right to approve the exact location of proposed utility routes and the manner of installation. Lessee shall pay for all utility services utilized by Lessee in the operation of Lessee's communications equipment at each Site.


                                  9.  ACCESS

     The following provisions shall govern access to the Premises, unless otherwise modified on an SLA:

     9.1. CONSTRUCTION. Access for construction, routine maintenance and repair and other non-emergency visits is during normal business hours (defined as Monday through Saturday, 7 am to 7 pm).

     9.2. EMERGENCY. In the event of emergency, Lessee is entitled to access the Premises twenty-four (24) hours per day, seven (7) days per week.

     9.3. TYPE OF ACCESS. Access to the Premises may be by foot or motor vehicle, including trucks and equipment.

     Lessee acknowledges that the foregoing access rights are subject to any limitations or restrictions on access imposed upon Lessor (and therefore upon Lessee) by the underlying document or documents evidencing Lessor's underlying real estate interest including any ground lease or master lease ("Ground Lease") relating to a particular Site, except limitations or restrictions imposed by a landlord which is an affiliate of Lessor shall not be more restrictive than those contained in this Section. Lessee agrees to abide by such limitations or restrictions as provided in the Ground Lease, copies of which shall be provided to Lessee by Lessor together with the SLA.


                        10.  IMPROVEMENT FEES AND TAXES

     Lessee must pay all taxes and other fees or charges attributable to the Communications Facility or any increases thereto.

     Lessor must pay all taxes and other fees or charges attributable to each of the Premises (including, without limitation, debt and ground lease obligations), each Site and, if required under Lessor's ground lease obligations, the real estate of which the Premises are a portion.


                                11.  INSURANCE

     11.1  REQUIRED INSURANCE OF LESSEE

     Lessee must, during the term of this Agreement and at Lessee's sole expense, obtain and keep in force, not less than the following insurance:

           11.1.1. Property insurance, including coverage for fire, extended coverage, vandalism and malicious mischief, upon each Communications Facility in an amount not less than ninety percent (90%) of the full replacement cost of the Communications Facility;

           11.1.2. Commercial General Liability insuring operations hazard, independent contractor hazard, contractual liability, and products and completed operations liability, in limits not less than $10,000,000 combined single limit for each occurrence for bodily injury, personal injury and property damage liability, naming Lessor as an additional insured;

           11.1.3. Statutory Workers' Compensation and Employer's Liability insurance;

           11.1.4.  All insurers will be Rated AX(10) or better; and

           11.1.5. Automobile liability insurance in an amount not less than $1,000,000 combined single limit for bodily injury and/or property damage. Insurance will include coverage for all automobiles including hired and non-owned.

     11.2  REQUIRED INSURANCE OF LESSOR

     Lessor must, during the term of this Agreement and at Lessor's sole expense, obtain and keep in force, the following insurance:

           11.2.1. Property insurance, including coverage for fire, extended coverage, vandalism and malicious mischief on the Site, in an amount not less than 90% of the full replacement cost of the Site (excluding, however, the Communications Facility); and

           11.2.2. Commercial General Liability insuring operations hazard, independent contractor hazard, contractual liability and products and completed operations liability, in limits not less than $10,000,000 combined single limit for each occurrence for bodily injury, personal injury and property damage liability, naming Lessee as an additional insured.

     11.3  POLICIES OF INSURANCE

     All required insurance policies must be taken out with reputable national insurers that are licensed to do business in the jurisdiction were the Premises and Sites are located. Each party agrees that certificates of insurance will be delivered to the other party as soon as practicable after the placing of the required insurance, but not later than the Commencement Date of a particular SLA. All policies must contain an undertaking by the insurers to notify the other party in writing not less than fifteen (15) days before any material change, reduction in coverage, cancellation, or termination of the insurance.

     Lessor and Lessee will each year review the limits for the insurance policies required by this Agreement. Policy limits will be adjusted to proper and reasonable limits as circumstances warrant, but policy limits will not be reduced below those stated above and no increases will be effective unless Lessor and Lessee mutually agree.

     11.4  NO LIMITATION ON LIABILITY

     The provision of insurance required in this Agreement shall not be construed to limit or otherwise affect the liability of any party to the other party.

     11.5  COMPLIANCE

     Lessee will not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought to the Premises, anything that:

           11.5.1. is prohibited by any insurance policy carried by Lessor covering the Site, any improvements thereon, or the Premises; or

           11.5.2. will increase the existing premiums for any such policy beyond that contemplated for the addition of the Communications Facility.

     Lessor acknowledges and agrees that the installation of the Communications Facility upon the Premises in accordance with the terms and conditions of this Agreement will be considered within the underwriting requirements of any of Lessor's insurers and such premiums contemplate the addition of the Communications Facility.

     11.6  RELEASE

     Lessor and Lessee release each other, and their respective principals, employees, representatives and agents, from any claims for damage to any person or to the Premises, the Site and any improvements thereon, that are caused by, or result from, risks insured against under any insurance policies carried by the parties and in force at the time of any such damage and any risks which would be covered by the insurance which such party is required to carry hereunder. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against the other party in connection with any damage covered by any policy.


                             12.  INDEMNIFICATION

     12.1  INDEMNIFICATION BY LESSEE

     Lessee must indemnify Lessor and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with the loss of life, personal injury, and/or damage to property arising from or out of:

           12.1.1. any occurrence in, upon or at the Premises or the Site caused by the act or omission of Lessee or Lessee's agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, except to the extent caused by the negligence or willful misconduct of Lessor, Lessor's agents, customers, invitees, concessionaires, contractor, servants, vendors, materialmen or suppliers;

           12.1.2. any occurrence caused by the violation of any law, regulation or ordinance applicable to Lessee's actual use of or presence on the Premises or the actual use of or presence on the Premises by Lessee's agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers; or

           12.1.3. real estate brokers claiming by, through or under Lessee for any commission, fee or payment in connection with this Agreement.

     If Lessor is made a party to any litigation commenced by or against Lessee for any of the above reasons, then Lessee shall protect and hold Lessor harmless and pay all costs, penalties, charges, damages, expenses and reasonable attorneys' fees incurred or paid by Lessor in accordance with the provisions of
Section 12.3 of this Agreement.

     12.2  INDEMNIFICATION BY LESSOR

     Lessor must indemnify Lessee and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with the loss of life, personal injury, and/or damage to property arising from or out of:

           12.2.1. any occurrence in, upon or at the Premises or the Site caused by the act or omission of Lessor or Lessor's agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers, except to the extent caused by the negligence or willful misconduct of Lessee, Lessee's agents, customers, invitees, concessionaires, contractor, servants, vendors, materialmen or suppliers;

           12.2.2. any occurrence caused by the violation of any law, regulation or ordinance applicable to Lessor's actual use of or presence on the Premises or the actual use of or presence on the Premises by Lessor's agents, customers, invitees, concessionaires, contractors, servants, vendors, materialmen or suppliers; or

           12.2.3. real estate brokers claiming by, through or under Lessor for any commission, fee or payment in connection with this Agreement.

     If Lessee is made a party to any litigation commenced by or against Lessor for any of the above reasons, then Lessor shall protect and hold Lessee harmless and pay all costs, penalties, charges, damages, expenses and reasonable attorneys' fees incurred or paid by Lessee in accordance with the provisions of Section 12.3 of this Agreement.

     12.3  PROCEDURE

           12.3.1 Any party being indemnified ("Indemnitee") shall give the party making the indemnification ("Indemnitor") written notice as soon as reasonably possible if:

                    12.3.1.1. any claim or demand shall be made or liability asserted against Indemnitee, or

                    12.3.1.2. any suit, action, or administrative or legal proceedings shall be instituted or commenced in which any Indemnitee is involved or is named as a defendant, either individually or with others.

           12.3.2 If, within thirty (30) days after the giving of such notice, the Indemnitee receives written notice from Indemnitor stating that the Indemnitor disputes or intends to defend against such claim, demand, liability, suit, action or proceeding, then Indemnitor will have the right to select counsel of its choice and to dispute or defend against such claim, demand, liability, suit, action or proceeding, at Indemnitor's expense. Indemnitee will fully cooperate with Indemnitor in such dispute or defense so long as Indemnitor is conducting such dispute or defense diligently and in good faith; provided, however, that Indemnitor will not be permitted to settle such dispute or claim without the prior written approval of Indemnitee, which shall not be unreasonably withheld, conditioned or delayed. Even though Indemnitor selects counsel of its choice, Indemnitee has the right to additional representation by counsel of its choice to participate in such defense at Indemnitee's sole cost and expense.

           12.3.3 If no such notice of intent to dispute or defend is received by Indemnitee within the thirty (30) day period, or if diligent and good faith defense is not being, or ceases to be, conducted, Indemnitee has the right to dispute and defend against the claim, demand or other liability at the sole cost and expense of Indemnitor and to settle such claim, demand or other liability, and in either event to be indemnified as provided for in this Section. Indemnitee is not permitted to settle such dispute or claim without the prior written approval of Indemnitor, which approval shall not be unreasonably withheld, conditioned or delayed.

           12.3.4 The Indemnifying Party's indemnity obligation includes reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by the Indemnified Party from the first notice that any claim or demand has been made or may be made, and is not limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable workers' compensation acts, disability benefit acts, or other employee benefit acts. The provisions of this Section shall survive the termination of this Agreement with respect to any damage, injury, or death occurring before such termination.


                                13.  ASSIGNMENT

     13.1  BY LESSEE

     Notwithstanding any provision to the contrary, Lessee may without Lessor's consent assign this Agreement, either in whole or in part, to any subsidiary or affiliate of Lessee provided Lessee notifies Lessor in writing of its intention to so assign, or sublet. For purposes of this paragraph, the terms "subsidiary" and "affiliate" shall be defined as any corporation or entity which controls Lessee, is controlled by Lessee or is under the common control with Lessee by the same parent corporation or other entity or successor of Lessee, provided such successor is in the same business as Lessee and the successor, and any assignor of this Agreement, so long as they may remain liable for performance of this Agreement, on a combined basis have a net worth of at least $25,000,000. The foregoing net worth requirement shall be adjusted on each Adjustment Date pursuant to the formula set forth in Section 6.2.1. The assignment of this Agreement does not constitute a release of any liability the assignor has for the performance of this Agreement. Lessee will not assign, sublet, or otherwise transfer this Agreement, an SLA or any Premises to any party other than as set forth in this Section 13.1 without Lessor's prior written consent, which consent may not be unreasonably withheld, conditioned or delayed.

     13.2  BY LESSOR

     Lessor may make any sale, lease, license, assignment or transfer of any Site, provided such sale, lease, license, assignment or transfer is subject to the terms and conditions of this Agreement and the applicable SLA. Lessor may sell, lease, license, assign or transfer this Agreement together with all SLA's, provided Lessor notifies Lessee in writing of its intention to so sell, lease, license, assign or transfer and the successor has a net worth of at least $25,000,000. The foregoing net worth requirement shall be adjusted on each Adjustment Date pursuant to the formula set forth in Section
6.2.1. The sale, lease, license, assignment or transfer of this Agreement does not constitute a release of any liability the assignor has for the performance of this Agreement. Lessor will not sell, lease, license, assign or otherwise transfer this Agreement to any party other than as set forth in this Section
13.2 without Lessee's prior written consent, which consent may not be unreasonably withheld, conditioned or delayed.


                                 14.  REPAIRS

     14.1  LESSEE'S OBLIGATION

     Lessee must, at all times during the term of any particular SLA, at Lessee's sole cost and expense, keep and maintain the Communications Facility located by Lessee upon the Premises in a structurally safe and sound condition and in good repair.

     If Lessee does not make such repairs within twenty (20) days after receipt of notice from Lessor requesting such repairs and such repairs are required, then Lessor may, at Lessor's option, make the repairs. Lessee shall pay Lessor on demand Lessor's actual costs in making the repairs, plus Lessor's actual overhead.

     If Lessee commences to make repairs within twenty (20) days after any written notice from Lessor requesting such repairs and thereafter continuously and diligently pursues and completes such repair, then the twenty (20) day cure period will extend for an additional sixty (60) days to permit Lessee to complete such repairs.

     If emergency repairs are needed to protect persons, or property, or to allow the use of the Premises, Lessee must immediately correct the safety or use problem, even if a full repair cannot be made at that time or Lessor may make such repairs at Lessee's expense.

     14.2  LESSOR'S OBLIGATION

     Lessor must, at all times during the term of any SLA and at Lessor's sole cost and expense, keep and maintain the Site and any improvements located thereon in a structurally sound and safe condition.

     If Lessee is unable to use the Communications Facility because of repairs required on the Premises, then Lessee may immediately erect on the Premises or an unused portion of the Site a temporary Communications Facility, including any supporting structure, while Lessor makes repairs to the Premises.

                         15.  CASUALTY OR CONDEMNATION

     15.1  CASUALTY

     If there is a casualty to any structure upon which a Communications Facility is located, Lessor must within sixty (60) days repair or restore the structure. Lessee may immediately erect on the Premises or an unused portion of the Site a temporary Communications Facility, including any supporting structure, while Lessor makes repairs to the Premises. Upon completion of such repair or restoration, Lessee is entitled to reinstall Lessee's Communications Facility. In the event such repairs or restoration will reasonably require more than sixty (60) days to complete, Lessee is entitled to terminate the applicable SLA upon thirty (30) days prior written notice.

     15.2  CONDEMNATION

     If there is a condemnation of the Site, including without limitation a transfer of the Site by consensual deed in lieu of condemnation, then the SLA for the condemned Site will terminate upon transfer of title to the condemning authority, without further liability to either party under this Agreement. Lessee is entitled to pursue a separate condemnation award for the Communications Facility from the condemning authority.


                   16.  SURRENDER OF PREMISES; HOLDING OVER

     Upon the expiration or other termination of a SLA for any cause whatsoever, Lessee must peacefully vacate the applicable Premises in as good order and condition as the same were at the beginning of the applicable SLA, except for reasonable use, wear and tear and casualty and condemnation. Lessee has the absolute right to remove its Communications Facility. Lessee will repair any damage caused during the removal of the Communications Facility and will return the Premises to its original condition, including the removal of any concrete foundations, normal wear and tear excepted.

     If Lessee continues to hold any Premises after the termination of the applicable SLA, whether the termination occurs by lapse of time or otherwise, such holding over will, unless otherwise agreed to by Lessor in writing, constitute and be construed as a month-to-month tenancy at a monthly Lease Fee equal to 1/12th of 125% of the Fee for such SLA and subject to all of the other terms set forth in this Agreement.


                           17.  DEFAULT AND REMEDIES

     17.1  LESSEE'S EVENTS OF DEFAULT

     The occurrence of any one or more of the following events constitutes an "event of default" by Lessee under the applicable SLA:

           17.1.1 if Lessee fails to pay any Fee or other sums payable by Lessee for the applicable Premises within ten (10) business days of Lessee's receipt of written request for payment;

           17.1.2 if Lessee fails to perform or observe any other term of the applicable SLA, including terms and conditions applicable thereto contained in this Agreement, and such failure continues for more than fifteen (15) days after written notice from Lessor; except such fifteen (15) day cure period will be extended as reasonably necessary to permit Lessee to complete cure so long as Lessee commences cure within such fifteen (15) day cure period and thereafter continuously and diligently pursues and completes such cure;

           17.1.3 if any petition is filed by or against Lessee, under any section or chapter of the present or any future federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof (and with respect to any petition filed against Lessee, such petition is not dismissed within ninety (90) days after the filing thereof), or Lessee is adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present or any future federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof;

           17.1.4 if a receiver, custodian, or trustee is appointed for Lessee or for any of the assets of Lessee and such appointment is not vacated within sixty (60) days of the date of the appointment; or

           17.1.5 if Lessee becomes insolvent or makes a transfer in fraud of creditors.

           17.1.6. if Lessee's equipment is found to be interfering as described in Paragraph 5.1.

           17.1.7. Breach of any representation, warranty or agreement set forth in this Agreement.

     17.2  LESSOR'S REMEDIES

     If an event of default occurs, while Lessee remains in default, Lessor (without notice or demand except as expressly required above) may terminate the applicable SLA, in which event Lessee will immediately surrender the applicable Premise to Lessor. Lessee will become liable for damages equal to the total of:

           17.2.1   the actual costs of recovering the Premises;

           17.2.2 the Fee earned as of the date of termination, plus interest thereon at the Past Due Interest Rate from the date due until paid;

           17.2.3 the amount by which the Fee and other benefits that Lessor would have received under the applicable SLA for the remainder of the term under the applicable SLA after the time of award subject to Lessor's duty to mitigate damages pursuant to Paragraph 17.4.

           17.2.4 all other sums of money and damages owing by Lessee to Lessor.

           17.2.5 If at any time during this Agreement any of the events set forth in 17.1.1., 17.1.2. or 17.1.3. have previously occurred with respect to (five percent)

     5% or more of the SLAs, Lessor, at Lessor's sole option, is entitled to terminate this Agreement upon thirty (30) days prior written notice to Lessee.

          Lessor may elect any one or more of the foregoing remedies with respect to any particular SLA.

     17.3 LESSOR'S DEFAULT

     If Lessor is in:

          17.3.1 breach of any representation, warranty or agreement set forth in this Agreement; or

          17.3.2 if Lessor fails to perform or observe any other term of the applicable SLA, including terms and conditions applicable thereto contained in this Agreement, and such failure continues for more than fifteen (15) days after written notice from Lessee; except such fifteen (15) day cure period will be extended as reasonably necessary to permit Lessor to complete cure so long as Lessor commences cure within such fifteen (15) day cure period and thereafter continuously and diligently pursues and completes such cure;

          Lessee may, in addition to any other remedy available at law or in equity, at Lessee's option upon written notice,

          17.3.3  terminate the applicable SLA; or

          17.3.4 incur any expense reasonably necessary to perform the obligation of Lessor specified in such notice and invoice Lessor for the actual expenses, together with interest from the date named at the Past Due Interest Rate. Any invoice shall be accompanied by documentation reasonably detailing actual expenses. If Lessor fails to reimburse the costs within thirty (30) days of receipt of written invoice, then Lessee is entitled to offset and deduct such expenses from the Fees or other charges next becoming due under any SLA.

     Lessee may elect any one or more of the foregoing remedies with respect to any particular SLA.

     17.4 DUTY TO MITIGATE DAMAGES

     Lessee and Lessor shall endeavor in good faith to mitigate damages arising under this Agreement.

                         18. COVENANT OF QUIET ENJOYMENT


     Lessor covenants and warrants that Lessee or any successor permitted by
Section 13.1 or other transferees approved by Lessor, upon the payment of Fees and performance of all the terms, covenants and conditions under this Agreement, will have, hold and enjoy each Premises leased under a SLA during the term of the applicable SLA or any renewal or extension thereof. Lessor will take no action not expressly permitted under the terms of this Agreement that will interfere with Lessee's intended use of the Premises nor will Lessor fail to take any action or perform any obligation necessary to fulfill Lessor's aforesaid covenant of quiet enjoyment in favor of Lessee.


                         19. COVENANTS AND WARRANTIES

     19.1  LESSOR

Lessor warrants, with respect to each particular SLA that:

          19.1.1 Lessor or the entity for which Lessor possesses the exclusive management rights, owns good marketable fee simple title, has a good and marketable leasehold interest, has the right as manager, or has a valid license or easement in the land on which the Site and Premises are located and has rights of access thereto pursuant to a Ground Lease;

          19.1.2 Lessor will not permit or suffer the installation and existence of any other improvement (including, without limitation, transmission or reception devices) upon the structure or land of which any Site or Premises is a portion if such improvement materially interferes with transmission or reception by Lessee's Communications Facility in any manner whatsoever; and

          19.1.3 The Premises are to the best of the knowledge of Lessor not contaminated by any Environmental Hazards (as defined in Section 21).

          19.1.4. Lessor represents that telephone and electrical service are currently available at the Site. In the event that Lessor fails to make such telephone and electrical service available to the Site, Lessor agrees that:

               19.1.4.1. The Premises includes such non-exclusive easement rights as necessary to enable Lessee to connect utility wires, cables, fibers and conduits to the Communication Facility; and

               19.1.4.2. Lessor has no right to prevent such installation, except Lessor does have the right to approve the manner or installation so long as such approval is not unreasonably withheld, conditioned or delayed.


     19.2  MUTUAL

     Each party represents and warrants to the other party that:

          19.2.1 it has full right, power and authority to make this Agreement and to enter into the SLAs;

          19.2.2 the making of this Agreement and the performance thereof will not violate any laws, ordinance, restrictive covenants, or other agreements under which such party is bound;

          19.2.3 that such party is a duly organized and existing corporation or limited partnership;

          19.2.4 the party is qualified to do business in any state in which the Premises and Sites are located; and

          19.2.5 all persons signing or behalf of such party were authorized to do so by appropriate corporate or partnership action.


     19.3  NO BROKERS

     Lessee and Lessor represent to each other that neither has had any dealings with any real estate brokers or agents in connection with the negotiation of this Agreement.

                         20. DISPUTE RESOLUTION

     20.1  GENERAL

     Except as provided otherwise in this Agreement, any controversy between the parties rising out of this Agreement or any SLA, or breach thereof, is subject to the mediation process described below. If not resolved by mediation, then the matter must be submitted to the American Arbitration Association ("AAA") for arbitration before a sole arbitrator in the city nearest Lessor's regional office nearest the location of the Site in dispute.

     20.2  PROCEDURE

     A meeting will be held promptly between the parties to attempt in good faith to negotiate a resolution of the dispute. The meeting will be attended by individuals with decision making authority regarding the dispute. If within thirty (30) days after such meeting the parties have not succeeded in resolving the dispute, they will, within thirty (30) days thereafter submit the dispute to a mutually acceptable third-party mediator who is acquainted with dispute resolution methods. Lessor and Lessee will participate in good faith in the mediation and the mediation process. The mediation shall be nonbinding. If the dispute is not resolved by mediation either party may initiate an arbitration with the AAA, and the dispute shall be resolved by binding arbitration under the rules and administration of the AAA, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Neither party is entitled to seek or recover punitive damages in considering or fixing any award under these proceedings. The parties agree that with respect to the interference issues set forth in Sections 5.1 or 19.1.2, either party may elect to bypass the foregoing resolution mechanism and proceed directly for injunctive relief in the state or federal courts located in Allegheny County, Pennsylvania.

     20.3  COSTS

     The costs of mediation and arbitration, including any mediator's fees, AAA administration fee, the arbitrators fee, and costs for the use of facilities during the hearings, shall be borne equally by the parties. Reasonable attorneys' fees, costs and expenses may be awarded to the prevailing party (provided such a party can clearly be determined from the proceedings) at the discretion of the arbitrator. Each party's other costs and expenses will be borne by the party incurring them.

                         21. ENVIRONMENTAL MATTERS

     Lessor represents and warrants that to the best of Lessor's knowledge there are no Environmental Hazards on any Site. Nothing in this Agreement or in any SLA will be construed or interpreted to require that Lessee remediate any Environmental Hazards located at any Site unless Lessee or Lessee's officers, employees, agents, or contractors placed the Environmental Hazards on the Site.

     Lessee will not bring to, transport across or dispose of any Environmental Hazards on any particular Premises or Site without Lessor's prior written approval, which approval shall not unduly be withheld except Lessee may keep on the Premises substances used in back up power units (such as batteries and diesel generators) commonly used in the wireless telecommunications industry. Lessee's use of any approved substances constituting Environmental Hazards must comply with all applicable laws, ordinances, and regulations governing such use.

     The term "Environmental Hazards" means hazardous substances, hazardous wastes, pollutants, asbestos, polychlorinated biphenyl (PCB), petroleum or other fuels (including crude oil or any fraction or derivative thereof and underground storage tanks. The term "hazardous substances" shall be as defined in the Comprehensive Environmental Response, Compensation, and Liability Act, and any regulations promulgated pursuant thereto. The term "pollutants" shall be as defined in the Clean Water Act, and any regulations promulgated pursuant thereto. This Section shall survive termination of the Agreement and any particular SLA.

                         22. SUBORDINATION


     22.1  AGREEMENT

     Lessee agrees that this Agreement and each SLA is subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Premises or on or against Lessor's interest or estate therein, and any underlying ground lease or master lease on a particular Site, all without the necessity of having further instruments executed by Lessee to effect such subordination, but, with respect to any such liens or leases which arise following execution of this Agreement, only upon the condition that any such mortgagee, beneficiary, trustee or ground lessor expressly agrees not to disturb the rights of Lessee under this Agreement and each SLA.

     22.2  SLA

     Each SLA is subject to any restrictions or other terms or conditions contained in the underlying Ground Lease. Lessee agrees to commit no act or omission which would constitute a default under any Ground Lease that Lessor has provided a copy of to Lessee.

     Lessor is not required to obtain any consent from the landlord under such Ground Lease in order for Lessee to construct, operate, maintain or access the Communications Facility, unless expressly set forth in the applicable SLA.

     If a particular restriction contained in a Ground Lease and not set forth on the applicable SLA prevents Lessee from the construction, operation or maintenance of or access to the Communications Facility, Lessee is entitled to terminate the applicable SLA.

     Upon the expiration or termination of any Ground Lease, with respect to a particular Site, the SLA relating to such Site automatically terminates without further liability to either party. Lessee acknowledges that many of Lessor's underlying leases or licenses may grant to the property owner the right to terminate such underlying leases or licenses on the Site, and that in the event of such termination, the SLA with respect to such Site shall terminate concurrently herewith.

     Lessor agrees that Lessor will not breach the terms or conditions of any Ground Lease in a manner that affects Lessee's use of the Premises.

                         23. GENERAL PROVISIONS


     23.1  ENTIRE AGREEMENT

     This Agreement and each SLA constitutes the entire agreement and understanding between the parties, and supersedes all offers, negotiations and other agreements concerning the subject matter contained in this Agreement. There are no representations or understandings of any kind not set forth in this Agreement. Any amendments to this Agreement or any SLA must be in writing and executed by both parties.

     23.2  SEVERABILITY

     If any provision of this Agreement or any SLA is invalid or unenforceable with respect to any party, the remainder of this Agreement, the applicable SLA or the application of such provision to persons other than those as to whom it is held invalid or unenforceable, is not to be affected and each provision of this Agreement or the applicable SLA is valid and enforceable to the fullest extent permitted by law.

     23.3  BINDING EFFECT

     This Agreement and each SLA will be binding on and inure to the benefit of the respective parties' successors and permitted assignees.

     23.4  CAPTIONS

     The captions of this Agreement are inserted for convenience only and are not to be construed as part of this Agreement or the applicable SLA or in any way limiting the scope or intent of its provision.

     23.5  NO WAIVER

     No provision of this Agreement or a SLA will be deemed to have been waived by either party unless the waiver is in writing and signed by the party against whom enforcement is attempted. No custom or practice which may develop between the parties in the administration of the terms of this Agreement or any SLA is to be construed to waive or lessen any party's right to insist upon strict performance of the terms of this Agreement or any SLA. The rights granted in this Agreement and under each SLA is cumulative of every other right or remedy that the enforcing party may otherwise have at law or in equity or by statute and the exercise of one or more rights or remedies will not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement and each SLA. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement and each SLA are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement or each SLA.

     23.6  NOTICE

     Any notice or demand required to be given in this Agreement shall be made by certified or registered mail, return receipt requested or reliable overnight courier to the address of other parties set forth below:

     LESSOR:        Crown Communications
                    Penn Center West III, Suite 229
                    Pittsburgh, PA 15276
                    Attn: Robert A. Crown, President

     LESSEE:        Sprint Spectrum, L.P.
                    Penn Center West II, Suite 200
                    Pittsburgh, PA 15276
                    Attn: David P. Snyder, Director of Operations and
                    Engineering

     Any such notice is deemed received one (1) business day following deposit with a reliable overnight courier or five (5) business days following deposit in the United States mails addressed as required above. Lessor or Lessee may from time to time designate any other address for this purpose by written notice to the other party.

     23.7  GOVERNING LAW

     This Agreement and each SLA is governed by the laws of the Commonwealth of Pennsylvania. Notwithstanding the foregoing, in the event of a dispute over a particular Site or Premises, the laws of the state where the Site and Premise are located shall govern.

     23.8  NO LIENS

     Each Communications Facility and related property located upon any Premises by Lessee pursuant to the terms of this Agreement and the applicable SLAs will at all times be and remain the property of Lessee and will not be subject to any lien or encumbrance created or suffered by Lessor. Lessee has the right to make such public filings as it deems necessary or desirable to evidence Lessee's ownership of the Communications Facility. Lessor waives all lessor's or landlord's lien on any property of Lessee (whether created by statute or otherwise). Notwithstanding the foregoing, in the event of termination or expiration of a SLA, if all of the Communications Facility located on the Premises is not removed within thirty (30) days following such termination or expiration, such equipment remaining shall be deemed abandoned and Lessor's waiver of lien shall thereafter be void and of no further force and effect.

     23.9  FORCE MAJEURE

     If a party is delayed or hindered in, or prevented from the performance required under this Agreement (except for payment of monetary obligations) by reason of earthquakes, landslides, strikes, lockouts, labor troubles, failure of power, riots, insurrection, war, acts of God or other reason of like nature not the fault of the party delayed in performing work or doing acts, such party is excused from such performance for the period of delay. The period for the performance of any such act shall then be extended for the period of such delay.

     23.10 TIME IS OF THE ESSENCE

     Time is of the essence with respect to the provisions of this Agreement and each SLA.

     24. NON-DISCLOSURE

The parties agree that without the express written consent of the other Party, neither Party shall reveal, disclose or promulgate to any third party the terms contained in this Agreement or any Exhibit or SLA to it, except to such third party's auditor, accountant or attorney or to a governmental agency of required by regulation, subpoena or governmental order to do so.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


SPRINT SPECTRUM L. P.                   CROWN COMMUNICATIONS



By: /s/ Kurt Bagwell                    By: /s/ Robert A. Crown
   ------------------------------          ----------------------------
Name: Kurt Bagwell                      Name: Robert A. Crown
Title: Owner
Assistant Vice President, Engineering
and Operations, East Region

                           EXHIBIT "A" TO THE MASTER

                          SITE LEASE ACKNOWLEDGEMENT
                          --------------------------


This Site Lease Acknowledgement ("SLA") is made and entered into as of this_____ day of ________________, 19__ by and between Robert A. Crown, d/b/a CROWN COMMUNICATIONS hereinafter designated as "Lessor" and SPRINT SPECTRUM, L.P., a Delaware Limited Partnership hereinafter designed as "Lessee", pursuant and subject to that certain Agreement ("Agreement") by and between the Parties hereto, dated as of ______________________, 1996. All capitalized terms have the meanings ascribed to them in the Master Agreement.

1. The Parcel will consist of that certain parcel of property located in the City of____________________, the County of _________________, and the State
     of ___________________, more particularly described as a ________________'
     by _______________' parcel containing approximately ______ square feet situated at _____________________ (add legal description), together with the non-exclusive right for ingress and egress, seven (7) days a week, twenty four (24) hours a day, on foot or motor vehicle, including trucks, and for the installation and maintenance of utility wires, poles, cables, conduits and pipes over, under or along a _____' wide right-of-way extending from the nearest public right-of-way, ______________________ to the demised premises, said premises and right-of-way for access being substantially as described herein in Exhibit "1" to the SLA attached hereto and made a part hereof.

2. Lessee's antenna(s) will consist of ________ antennas, each described in terms of type, size, frequency, effective radiated power and height on the tower outlined as follows:

     Manufacturer and Type-Number:                ______________________________

                                                  ______________________________

     Number of Antennas:                          ______________________________

     Weight and Dimension of Antenna(s):          ______________________________

     Transmission Line Mig. and Type No.:         ______________________________

     Diameter and Length of Transmission Line:    ______________________________

     Height of Antenna(s) on Tower:               ______________________________

     Direction of Radiation:                      ______________________________

     Equipment Building/Floor Space

        Dimensions:                               ______________________________

     Frequencies/Max Power Output                 ______________________________


3.   The Fee due and payable by Lessee to Lessor is $__________ per year.

4. The commencement date of this SLA will be upon commencement of construction at the Premises or ninety (90) days from the date hereof, whichever occurs first ("Commencement Date"). For purposes of this SLA, any physical activity on the Site by Lessee, other than those preliminary activities set forth in Article 4 of the Agreement, shall constitute the commencement of the construction.

5. The parties acknowledge that Lessor's rights in the property derive from a certain Lease Agreement dated ________________ between Lessor herein and _________________, hereinafter referred to as the "Prime Lease" and attached hereto as Exhibit "2" to the SLA.


IN WITNESS WHEREOF, the Parties hereto have set their hands the day and year first above written.


___________________________             By________________________________
WITNESS                                         Robert A. Crown


                                        SPRINT SPECTRUM, L.P.


___________________________             By________________________________
WITNESS                                         David P. Snyder, Director of
                                                Operations and Engineering

                         EXHIBIT "A-1" TO THE MASTER

                          BELL ATLANTIC NYNEX MOBILE

                          SITE LEASE ACKNOWLEDGEMENT
                          --------------------------

This Site Lease Acknowledgement ("SLA") is made and entered into as of this ____ day of __________, 19__ by and between Robert A. Crown, d/b/a CROWN COMMUNICATIONS hereinafter designated as "Lessor" and SPRINT SPECTRUM, L.P., a Delaware Limited Partnership hereinafter designed as "Lessee", pursuant and subject to that certain Agreement ("Agreement") by and between the Parties hereto, dated as of ___________________, 1996. All capitalized terms have the meanings ascribed to them in the Agreement.

1. The Parcel will consist of that certain parcel of property located in the City of __________________, the County of ____________________, and the
     State of ____________________, more particularly described as a _________' by _______' parcel containing approximately ______ square feet situated ______________________________ (add legal description), together with the non-exclusive right for ingress and egress, seven (7) days a week, twenty four (24) hours a day, on foot or motor vehicle, including trucks, and for the installation and maintenance of utility wires,-poles, cables, conduits and pipes over, under or along a ________' wide right-of-way extending from the nearest public right-of-way, _________________ to the demised premises, said premises and right-of-way for access being substantially as described herein in Exhibit "1" to the SLA attached hereto and made a part hereof.

2. Lessee's antenna(s) will consist of _______ antennas, each described in terms of type, size, frequency, effective radiated power and height on the tower outlined as follows:

     Manufacturer and Type-Number:                _____________________________

                                                  _____________________________

     Number of Antennas:                          _____________________________

     Weight and Dimension of Antenna(s):          _____________________________

     Transmission Line Mfg. and Type No.:         _____________________________

     Diameter and Length of Transmission Line:    _____________________________

     Height of Antenna(s) on Tower:               _____________________________

     Direction of Radiation:                      _____________________________

     Equipment Building/Floor Space

       Dimensions:                                _____________________________

     Frequencies/Max Power Output                 _____________________________

3. The annual lease fee due and payable by Lessee to Lessor is $___________ per year.

4. The commencement date of this SLA will be upon commencement of construction at the Premises or ninety (90) days from the date hereof, whichever occurs first ("Commencement Date"). For purposes of this SLA, any physical activity on the Site by Lessee, other than those preliminary activities set forth in Article 4 of the Agreement, shall constitute the commencement of the construction.

5. The parties acknowledge that Lessor's rights in the property derive from a certain Master Lease Agreement dated December 29, 1995 between Lessor herein and Bell Atlantic Nynex Mobile, Inc. ("BANM Master Lease Agreement"), a copy of the relevant portions of which has been delivered to Lessee. For the purpose of this SLA, the Lessee agrees to abide by the applicable provisions of those portions of the BANM Master Lease Agreement that have been provided to Lessee and Lessee acknowledges that the terms and conditions of the BANM Master Lease Agreement will govern and control to the extent there is any discrepancy or inconsistency between the terms and conditions of the BANM Master Lease Agreement and this Master Lease Agreement. The parties further acknowledge that BANM's rights to the property derive from a certain Lease Agreement dated ___________ between BANM herein and _______________________ and attached hereto as Exhibit "2" to the SLA.

IN WITNESS WHEREOF, the Parties hereto have set their hands the day and year first above written.



______________________________          By _________________________________
WITNESS                                          Robert A. Crown


                                        SPRINT SPECTRUM, L.P.



______________________________          By _________________________________
WITNESS                                          David P. Snyder, Director of
                                                 Engineering and Operations

                                  EXHIBIT A-2

                Memorandum of Site Lease Acknowledgment (Lease)

Site Name:____________________            Site I.D.:________________________

This Memorandum evidences that a lease was made and entered into by written Site Lease Acknowledgement dated ______________________, 19__ between Crown Communications, a sole proprietorship ("Owner") and Sprint Spectrum, L.P., a Delaware limited partnership, the terms and conditions of which are incorporated herein by reference.

Such agreement provides in part that Owner leases to Sprint Spectrum, L.P. a certain site ("Site") located on ___________________ within the property of Owner which is described in Exhibit "A" attached hereto, with grant of easement for unrestricted rights of access thereto and to electric and telephone facilities for a term of five (5) years commencing on ____________________, 19__ which term is subject to four (4) additional five (5) year extension periods by Sprint Spectrum, L.P.

IN WITNESS WHEREOF, the parties have executed the Memorandum as of the day and year first above written.


OWNER

CROWN COMMUNICATIONS


By:______________________________
     Robert A. Crown

Address:  Penn Center West III, Suite 229
          Pittsburgh, PA 15276

SPRINT SPECTRUM, L.P.


By:______________________________
     David P. Snyder, Director of
     Operations and Engineering

Address:  Penn Center West II, Suite 200
          Pittsburgh, PA 15276

                                   EXHIBIT A


                   MEMORANDUM OF SITE LEASE ACKNOWLEDGEMENT

Site Name:________________________                Site I.D.:____________________

Legal Description of Property:

COMMONWEALTH OF PENNSYLVANIA


COUNTY OF_____________________


The foregoing instrument was acknowledged before me this ____ day of __________, 19__, by ROBERT A. CROWN.


___________________________
Notary Public



COMMONWEALTH OF PENNSYLVANIA


COUNTY OF ALLEGHENY


The foregoing instrument was acknowledged before me this ____ day of __________, 19__, by DAVID P. SNYDER, agent on behalf of Sprint Spectrum, L.P., a Delaware limited partnership.


___________________________
Notary Public

                               EXHIBIT "B"


                  Crown Towers/1/                              Annual Lease Fee
                  ------------                                 ----------------
          Up to four (4) antenna placements                          [*]
          (omni) at any available height.

          Up to six (6) antenna placements at any                    [*]
          available height.

          Up to nine (9) antenna placements at any                   [*]
          available height.

               Crown Building Tops/2/                          Annual Lease Fee
               -------------------                             ----------------

          Up to six (6) antenna placements.                          [*]

          Up to nine (9) antenna placements.                         [*]

             BANM Towers or Monopoles/3/                       Annual Lease Fee
             ------------------------                          ----------------

          Up to four (4) antenna placements                          [*]
          (omni) at any available height.

          Up to six (6) antenna placements                           [*]
          at any available height.

          Up to nine (9) antenna placements                          [*]
          at any available height.

___________________________

     /1/ Pricing provides for up to a 12' x 20' equipment pad (outside). With the exception of Hub Site Space, which is covered in Section 6.6 of the Agreement, Lessee may rent a 12' x 10' area inside Lessor's equipment building, if available or if required, at an annual rental rate of [*].

     /2/ Pricing provides for up to a 12' x 10' area inside building unless otherwise specified in SLA.

     /3/ Pricing provides for up to a 12'x 20'equipment pad (outside). Lessee may rent a 12'x 10' area inside Lessor's equipment building, if available or if required, at an annual rental rate of [*].

                                Exhibit "C"

                              Revision: 4/6/95
                               SITE STANDARDS
                               --------------
1.   GENERAL

A.   PURPOSE
The purpose of these Site Standards is to create a quality site installation. These standards are to be in effect for each site at which LESSEE has equipment in, on or at the site and at which LESSEE has a right to occupy pursuant to the Agreement to which this document is an attachment.

B.   STATE AND NATIONAL STANDARDS
1. All installations must conform with all state and national regulations and the following state and national codes or any supplements, amendments or provisions which supersede them:
     a.   American National Standards Institute:
          ANSI/EAI-222E Structural Standards for Steel Antenna Towers and Antenna Supporting Structures
     b.   Federal Aviation Administration Regulations:
          Vol. XI, Part 77 Objects Affecting Navigable Airspace
          Advisory Circular Obstruction Marking and Lighting AC 70/7460 Advisory Circular High Intensity Obstruction Lighting Systems AC 150/5345-43,
          FAA/DOD Specifications L-856
     c.   Federal Communications Commission Rules and Regulations:
          Code of Federal Construction, Marking and Lighting of Antenna Regulations Title 47 Structures Chapter I, Part 17
     d.   National Electrical Code
     e.   Building Officials and Code Administrators International, Inc.
          Basic National Building Code
          Basic National Mechanical Code
          State Building Code
     f.   National Fire Protection Association
          Code 101 - Life Safety
          Code 90A - Air Conditioning and Ventilating Systems
          Code 110 - Emergency and Standby Power Systems
     g.   State Fire Safety Code
     h.   Occupational Safety and Health Administration
          Safety and Health Standards (29 CFR 1910) General Industry
          Subpart R Special Industries
          1910.268 Telecommunications
          1926.510 Subpart M Fall Prevention
     i. Motorola Grounding Guideline for Cellular Radio Installations, Document No. 68P81150E62, 7/23/92 OR AT&T AUTOPLEX(R) Cellular Telecommunications Systems, Lightning Protection and Grounding, Customer Information Bulletin 148B, August 1990, or latest revision.

C.   GENERAL/APPROVAL
1. All users shall furnish the following to LESSOR prior to installation of any equipment:
     a. Completed Application. (LESSEE must make new Application to LESSOR for change in Antenna position or type.)
     b.   Fully executed SLA.
     c.   Copies of FCC Licenses and construction/building permits.
     d. Final site plan outlining property boundaries, improvements, easements and access.
     e. Accurate block diagrams showing operating frequencies, all system components (active or passive) with gains and losses in dB, along with power levels.

2. The following will not be permitted at the facility without the prior written consent of LESSOR.
     a. Any equipment without FCC type acceptance or equipment which does not conform to FCC rules and regulations.
     b.   Add-on power amplifiers.
     c.   "Hybrid" equipment with different manufacturers' RF strips.
     d.   Open rack mounted receivers and transmitters.

     e. Equipment with crystal oscillator modules which have not been temperature compensated.
     f.   Digital/analog hybriding in exciters, unless type-accepted.
     g. Non-continuous duty rated transmitters used in continuous duty applications.
     h. Transmitter outputs without a harmonic filter and antenna matching circuitry.
     i.   Change in operating frequency(ies).
     j.   Ferrite devices looking directly at an antenna.
     k.   Nickel plated connectors.
     l.   Cascaded receiver multicouplers/preamps.

3.   All emergencies are to be reported immediately to 1-800-852-2671.

D.   LIABILITY
It shall be the responsibility of the LESSEE to comply with all of the site standards set forth herein. The LESSEE specifically agrees to indemnify and hold harmless the LESSOR against any claim of liability, loss, damage or costs including reasonable attorney's fees, arising out of or resulting from LESSEE's non-compliance with the standards set forth herein.

E.   INSPECTION
LESSOR reserves the right to inspect LESSEE's area without prior notice at any time during the term of the Agreement in order to ensure compliance with the standards set forth herein. Any such inspection shall be solely for the benefit and use of the LESSOR and does not constitute any approval of or acquiescence to the conditions that might be revealed during the course of the inspection.

LESSOR reserves the right to inspect LESSOR's area without prior notice.

F.   DISCLAIMER OF RESPONSIBILITY
It is the intention of LESSOR and LESSEE that the standards set forth herein are part of the Agreement between them. It is specifically agreed that they are not intended to be relied upon or to benefit any third party. Further, the LESSOR shall have no liability or responsibility to any third party as a result of the establishment of the standards set forth herein, any inspection by the LESSOR of LESSEE's area in order to determine compliance with the standards, the sufficiency or lack of sufficiency of the standards, or LESSEE's compliance or non-compliance with the standards and the LESSEE agrees to indemnify and hold harmless the LESSOR against any claim by a third party resulting from such theories.

II.  RADIO FREQUENCY INTERFERENCE PROTECTIVE DEVICES
A. If due to LESSEE's use or proposed use, there exists any change to the RF environment it will be at LESSOR's sole discretion to require any or all of the following:
1. IM protection panels can be installed in lieu of separate cavity and isolator configurations. LESSOR approval required.
2.   30-76 Mhz
     - Isolators required
     - TX output cavity - minimum of 20 Db rejection @ plus or minus 5 Mhz
3.   130-174 Mhz
     - Isolators - minimum of 30 Db with bandpass cavity
4.   406-512 Mhz
     - Isolators - minimum of 60 Db with bandpass cavity
5.   806-866 Mhz
     - Isolators - minimum of 60 Db with bandpass cavity
6.   866 Mhz and above - as determined by LESSOR.

B. Additional protective devices may be required based upon LESSOR's evaluation of the following information:
1.   Theoretical Transmitter (TX) mixes.
2.   Antenna location and type
3.   Combiner/multicoupler configurations
4.   Transmitter specifications
5.   Receiver specifications
6.   Historical problems
7.   Transmitter to transmitter isolation
8.   Transmitter to antenna isolation
9.   Transmitter to receiver isolation
10.  Calculated and measured level of Intermodulative (IM) products
11.  Transmitter output power
12.  Transmitter Effective Radiated Power (ERP)

13.  Spectrum analyzer measurements
14.  Voltage Standing Wave Radio (VSWR) measurements
15.  Existing cavity selectivity

C. LESSEE will be required within a reasonable period to correct excessive cabinet leakage which causes interference to other tenants.

III. ANTENNAS AND ANTENNA MOUNTS
A. All mounting hardware to be utilized by LESSEE to be as specified by tower manufacturer and approved by LESSOR.
B. Connections to be taped with stretch vinyl tape (Scotch #33-T or equivalent) and Scotchkoted or equivalent (including booted pigtails).
C.   Must meet manufacturer's VSWR specifications.
D.   Any corroded elements must be repaired or replaced.
E. Must be DC grounded type, or have the appropriate lightning protection as determined by LESSOR.
F.   No welding or drilling on mounts will be permitted.
G. All antennas must be encased in fiberglass radomes and be painted or impregnated with a color designated by LESSOR as the standard antenna color for aesthetic uniformity.

IV.  CABLE
A. All antenna lines to be approved by LESSOR, which approval shall not be unreasonably withheld or delayed.
B. All transmission line(s) will be installed and maintained to avoid kinking and/or cracking.
C. Tagged with weatherproof labels showing manufacturer, model, and owner's name at both ends of cable run.
D.   Any cable fasteners exposed to weather must be stainless steel.
E. All interconnecting cables/jumpers must have shielded outer conductor and approved by LESSOR, which approval shall not be unreasonably withheld or delayed.
F. Internally, all cable must be run in troughs or on cable trays and on cable or waveguide bridges at intervals of no less than 3'. Externally, all cable must be attached with stainless steel hangers and non-corrosive hardware.
G. All unused lines must be tagged at both ends showing termination points with the appropriate impedance termination at each end.
H.   All AC line cords must be 3 conductor with grounding plugs.
I. All antenna transmission lines shall be grounded at both the antenna and equipment ends at the equipment ends and at building entry point, with the appropriate grounding kits.
J. All cables running to and from the exterior of the cabinet must be 100% ground shielded. Preferred cables are: Heliax, Superflex or braided grounds with foil wrap.

V.   CONNECTORS
A. Must be Teflon filled, UHF or N type, including chassis/bulkhead connectors.
B.   Must be properly fabricated (soldered if applicable) if field installed.
C. Must be taped and Scotchkoted or equivalent at least 4" onto jacket if exposed to weather.
D. Male pins must be of proper length according to manufacturer's specifications.
E.   Female contacts may not be spread.
F.   Connectors must be pliers tight as opposed to hand tight.
G.   Must be silver plated or brass.
H. Must be electrically and mechanically equivalent to Original Equipment Manufacturers (OEM) connectors.

VI.  RECEIVERS
A.   No RF preamps permitted in front end unless authorized by LESSOR.
B.   All RF shielding must be in place.
C.   VHF frequencies and higher must use helical resonator front ends.
D. Must meet manufacturer's specifications, particularly with regard to bandwidth, discriminator, swing and symmetry, and spurious responses.
E. Crystal filters/pre-selectors/cavities must be installed in RX legs where appropriate.
F.   All repeater tone squelch circuitry must use "AND" logic.

VII. TRANSMITTERS
A.   Must meet original manufacturer's specifications.
B.   All RF shielding must be in place.
C.   Must have a visual indicator of transmitter operation.
D. Must be tagged with LESSEE's name, equipment model number, serial number, and operating frequency(ies).
E.   All low-level, pre-driver and driver stages in exciter must be shielded.

F.     All power amplifiers must be shielded.
G.     Output power may not exceed that specified on LESSEE's FCC License.

VIII.  COMBINERS/MULTICOUPLERS
A.     Shall at all times meet manufacturer's specifications.
B.     Must be tuned using manufacturer approval procedures.
C.     Must provide a minimum of 60 Db transmitter to transmitter isolation.

IX.    CABINETS
A. All cabinets must be bonded together and to the equipment building ground system.
B.     All doors must be secured.
C. All non-original holes larger than 1" must be covered with copper screen or solid metal plates.
D. Current license for all operating frequencies should be mounted on the cabinet exterior for display at all times.

X.     INSTALLATION PROCEDURES
A. Any tower work must be scheduled with LESSOR using only LESSOR approved contractors at least 48 hours in advance of site work. LESSOR's approval shall not be unreasonably withheld or delayed. LESSEE will be responsible for any and all fees associated with said work.
B. Installation may take place only after LESSOR has been notified of the date and time in writing, and only during normal working hours unless otherwise authorized beforehand.
C. Equipment may not be operated until final inspection of installation by LESSOR, which shall not be unreasonably withheld or delayed.
D. Any testing periods are to be approved in advance by LESSOR and within the parameters as defined by LESSOR. LESSOR's approval shall not be unreasonably withheld or delayed.

XI.    MAINTENANCE/TUNING PROCEDURES
A.     All external indicator lamps/LED's must be working.
B.     Equipment parameters must meet manufacturer's specifications.
C. All cover, shield, and rack fasteners must be in place and securely tightened.
D. Local speakers and/or orderwire systems must be turned off except during service, testing or other maintenance operations.

XII.   INTERFERENCE DIAGNOSTIC PROCEDURES
       The LESSEE must cooperate immediately with LESSOR when called upon to investigate a source of interference, whether or not it can be conclusively proven that LESSEE's equipment is involved.

XIII.  TOWER
       This section deals with items which are to be mounted on, attached to or affixed to the tower.

A.     ICE SHIELDS
       At LESSOR's sole discretion, protective ice shields may be required and manufacturer of ice shield will be determined by LESSOR.

B.     CLIMBING BOLTS AND LADDERS
       All attachments made to the tower shall be made in such a manner as not to cause any safety hazard to other users or cause any restriction of movement on, or to any climbing ladders, leg step bolts or safety cables provided.

C.     BRIDGE
1. Installation of a cable bridge shall be at LESSOR's sole discretion and with LESSOR's approval. LESSOR's approval shall not be unreasonably withheld or delayed .
2. If required, and in accordance with the manufacturers recommendations for the spacing of supports on horizontal runs for the particular type of cable or waveguide, the cable or waveguide shall be secured to the brackets on the bridge using clamps and hardware specifically manufactured for that purpose.
3. No cable or waveguide run shall be clamped, tied or in any way affixed to a run belonging to LESSOR or any another licensee/lessee.

D.     CABLE LADDER AND WAVEGUIDE
1. LESSEE shall install a ladder for the vertical routing of cable and waveguide. From the horizontal to vertical transition at the point where the bridge meets the tower to the point at which the cable or waveguide must leave the bridge to route to the antenna, all cable and waveguide is to be attached to the ladder in accordance with the recommendations of the manufacturer of the cable or waveguide.

2. No cable or waveguide run shall be clamped, tied or any way affixed to a run belonging to LESSOR or any another licensee/lessee.

E.   DISTRIBUTION RUNS
1. Cable or waveguide runs from the cable ladder to the point at which they connect to the antenna shall be routed along tower members in a manner producing a neat and professional site appearance.
2. Cable and/or waveguide runs shall be specifically routed so as not to impede the safe use of the tower leg or climbing bolts, or to restrict the access of LESSOR or any another licensee/lessee.
3. Distribution runs shall be clamped to the tower in accordance with the recommendations of the manufacturer of the cable or waveguide.
4. No cable or waveguide run shall be clamped, tied or in any way affixed to a run belonging to LESSOR or any another licensee/lessee.

F.   LENGTHS
1. Cable and/or waveguide runs shall not be longer than necessary to provide a proper connection and normal maintenance and operation.
2.   No coiled lengths shall be permitted on the tower, bridge or on the ground.

G.   ENTRY
1. Entry of the cable or waveguide to the interior of the shelter shall be via ports provided in the shelter wall.
2. Cable and/or waveguide entering a port shall be provided with a boot to seal the port; the boot shall be a Microflect or equivalent commercial product made specifically for the type of cable or waveguide and for diameter of the entry port, and approved by LESSOR before installation. It shall be installed in accordance with the instructions of the manufacturer and the port shall be sealed against the intrusion of moisture.

XIV. EQUIPMENT LOCATED WITHIN LESSOR'S EQUIPMENT BUILDING
A.   EQUIPMENT INSTALLATION REQUIREMENTS
1. Any mounting to walls either outside or inside LESSOR's building must be pre-approved by LESSOR, which approval shall not be unreasonably withheld or delayed.
2. All racks and equipment are to be plumb and true with the walls and floor of the shelter and reflect an installation consistent with the electrical and operational requirements of the equipment and appearance standards of a professional installation.
3. Racks are to be bolted to the floor and aligned on the center line as in the site drawing provided to the LESSOR.
4.   Racks are not to be attached to the cable trays.

B.   TRANSMISSION LINES AND/OR WAVEGUIDE ROUTING
1. Cable trays and/or troughs are required within the shelter for the routing of cable and waveguide to the equipment racks and termination points.
2.   All cable and waveguide shall be placed and secured to the cable tray.

C.   LENGTHS
1. Cable and/or waveguide runs in the equipment shelter shall not be longer than necessary in order to provide a proper connection.
2. While adequate slack for purposes of maintenance and operation is permitted, no coiled lengths on the tray or elsewhere in the shelter are permitted for normal maintenance and operation.

XV.  GROUNDING
1. The LESSEE must adhere to either the Motorola or AT&T grounding specification outlined above based on LESSOR's equipment at facility.
2.   All exterior grounding shall be C.A.D. welding.
3.   All antennas shall be bonded to the tower.
4. Cable and waveguide shall be grounded as a minimum at three specific points, and for vertical runs in excess of 200 feet at intermediate points.
5. All cable and waveguide shall be grounded to the tower at the point where the run effectively breaks from the tower for its connection to the antenna, using clamps and hardware specifically manufactured for that purpose.
6. On the vertical portion of the cable or waveguide run, just above where it starts to make its transition from a vertical tower to a horizontal bridge run, all cable and waveguide shall be grounded to the tower using clamps and hardware specifically manufactured for that purpose.
7. On the exterior of each shelter, at a point near the entry ports, a grounding plate must be provided for terminating ground leads brought from the cable and waveguide. Each cable and waveguide run shall be grounded at this point using clamps and hardware specifically manufactured for that purpose.

8. On cable and waveguide installations where the vertical tower length exceeds 200 feet, the run shall be grounded at equally spaced intermediate points along the length of the run so as not to have a distance between grounding points longer than 100 feet.
9. Cable and waveguide grounding leads shall connect to a separate point for each run to the common ground point.
10. Grounding straps shall be kept to a minimum length and as near as possible to vertical down lead and shall be consistent with the restraints of protective dress and access.
11. Grounding plates must be provided for single point access to the site grounding system. Each rack shall have a properly sized, insulated ground lead from the rack safety and signal grounds to one of the grounding points on the ground plate.
12. The insulated ground lead shall follow the route of and be placed in the cable tray.
13.     Each rack shall be separately grounded.
14. All modifications to grounding system must meet LESSOR's impedance specification.

XVI.    ELECTRICAL
1.      Power requirements must be approved, in advance by LESSOR.
2. Polarized electrical outlets should be installed for all transmitters when possible.
3.      Surge protection is required for all base stations.

XVII.   ELECTRICAL DISTRIBUTION
        All electrical wiring from the distribution breaker panel shall be via rigid metal conduit, thin wall, routed along the under side of the cable tray to a point directly above the equipment rack. From this point, LESSEE may select how to distribute to its equipment or rack.

XVIII.  TEMPORARY LOADS
1. Test equipment, soldering irons or other equipment serving a test or repair function may be used only if the total load connected to any single dual receptacle does not exceed 15 amps.
2. Test equipment to be in place for more than seven (7) days will require prior approval of the LESSOR, which approval shall not be unreasonably withheld or delayed.

XIX.    HEATING, VENTILATING, AND AIR CONDITIONING
        Any additional equipment or equipment upgrade having a greater heat dissipation requirement than the existing system will be the responsibility of the LESSEE and if different than specified in the Application can not be installed without the prior approval of the LESSOR, which approval shall not be unreasonably withheld or delayed.

XX.     DOORS
        Equipment building doors shall be kept closed at all times unless when actually moving equipment in or out.

XXI.    SITE APPEARANCE
1. Services to maintain the appearance and integrity of the site will be provided by the LESSOR and will include scheduled cleaning of the shelter interiors.
2. Each licensee/lessee is expected and required to remove from the site all trash, dirt and other materials brought into the shelter, or onto the site during their installation and maintenance efforts.
3.      No food or drink is allowed within the equipment shelter.
4.      No smoking is allowed on the tower site.

XXII.   STORAGE
        No parts or material may be stored on site by LESSEE.

XXIII.  DAMAGE
        LESSEE shall report to LESSOR any damage to any item of the facility, structure, component or equipment, whether or not caused by LESSEE.

XXIV.   REPORTING ON SITE
1. Personnel on site shall be required to communicate with the LESSOR by calling (412) 788-0906 and report their arrival on site, identity, purpose, expected and actual departure times.
2. Emergency 24 hour contact number(s) must be displayed on outside of equipment cabinet/building.

                                   Exhibit D

--------------------------------------------------------------------------------
                                                  Antenna              Site
     Crown No.      Common Name                 Height (ft)        Configuration
--------------------------------------------------------------------------------
BANM             Whitehall                          120               Sector
Echo 003         Monroeville                        220               Sector
Echo 004         Cranberry                          250               Omni
Echo 006         Robinson Township                  160               Sector
Echo 008         Kittanning                         250               Omni
Echo 0llC        Airport                            120               Sector
Echo 012         Washington                         220               Sector
Echo 015         Greensburg                         150               Sector
Echo 017         Beaver                             500               Sector
Echo 018         Canonsburg                         180               Sector
Echo 020/034     South Fayette                      300               Sector
Echo 023         Glassport                          200               Sector
Echo 028         New Castle                         262               Sector
Echo 030         Carnegie                           150               Sector
Echo 032         Freeport                           250               Omni
Echo 039         Star Lake                          262               Omni
Echo 040         North Park                         120               Sector
Echo 041         Claysville                         250               Omni
Echo 043         Level Green                        225               Omni
Echo 044         Mt. Pleasant                       225               Omni
Echo 046         Latrobe                            300               Omni
Echo 049         Blairsville                        225               Omni
Echo 051         Ellwood City                       262               Omni
Echo 053         Uniontown 11                       295               Omni
Echo 054         Coraopolis                         250               Sector
Echo 057         Moraine State Park                 250               Omni
Echo 060         New Alexandria                     300               Omni
Echo 069         Charleroi                          300               Omni
Echo 077         South Park                         250               Sector
Echo 082         West End                           120               Sector
Echo 090         Towne North Towers                 100               Sector
Echo 094         Upper St. Clair                    150               Sector
Echo 111         Old Kane Hospital                  115               Sector
Echo MB002       Aliquippa                          220               Omni
Echo MB004       New Stanton                        165               Omni
Echo MB005       Trax Farms                         240               Sector
Echo MB008       Cooperstown                        180               Sector
Echo MB014       Waltersburg                        260               Omni
Echo MB036       Sheraden                            75               Sector
Echo MB038       East Liberty                        50               Sector
Echo MB041       Hopewell                           100               Sector
Echo MB042       Imperial                           210               Sector
Echo MB048       Delmont                            225               Omni
Echo M8050       Rostraver                          200               Omni
Echo MB053       Amwell                             250               Omni
Echo MB065       Turtle Creek                       200               Sector
Echo MBO66       West Newton                        225               Omni
Echo M6068       P54-2B-1 BAMS Yukon                220               Omni
Echo MB071       84PA                               225               Omni
Echo M8085       Cecil                              225               Sector
Echo MB092       Buenola                            250               Omni
Echo MB098       West Mifflin                       110               Sector
Echo MB103       Arona                              190               Omni
Echo MB106       Connellsville                      285               Omni
Echo MB108       Zelienople                         250               Omni
Echo MB112       White Oak                          130               Sector
Echo MB116       Mamont                             300               Omni
                 Century Building                   160               Sector

58 Total Sites
--------------------------------------------------------------------------------

                            EXHIBIT "2" to the SLA

                             PRIME LEASE AGREEMENT

                   EXHIBIT "C" to the Master Lease Agreement
                                   (1 of 2)

Site Number and Name                  Height          Height
--------------------                  ------          ------
                                     Requested       Available
                                     ---------       ---------
MB05           McMurray                200'             150'
MB08           Cooperstown             195'             225'
MB09           West Winfield           250'             250'
MB13           Perryopolis             200'             200'
MB14           Waltersburg             250'             230'
MB36           Sheradon                117'             90' (1)
MB39           Penn Hills              117'             90' (1)
MB41           Hopewell                117'             90' (1)
MB42           Imperial                117'             180' on new 250' tower
MB43           Murrysville             117'             120'
MB44           Wall                    167'             90' (1)
MB47           Jefferson               250'             100'
MB48           Delmont                 250'             (2)
MB50           Rostraver               230'             170'
MB52           Gibsonia                177'             (3)
MB57           Eastvale                ***              (3)
MB59           Whitehall               150'             120'
MB60           Etna                    152'             120' (1)
MB62           Charleroi               200'             200'
MB66           West Newton             200'             200'
MB67           Indianola               155'             (3)
Echo 1         Crane                   300'             295'
Echo 2         Bluebell                300'             275'
Echo 3         Monroeville             350'             350'
Echo 4         Cranberry               300'             305'
Echo 5         Clark Building          Top              Rooftop
Echo 8         Kittanning              300'             285' or 340'
Echo 11 A      Airport                  84'             70'
Echo 12        Washington              300'             350'
Echo 14        Butler                  250'             250'
Echo 15        Greensburg              300'             300'
Echo 16        Zelienople              300'             300'
Echo 17        Beaver                  300'             300'
Echo 18        Canonsburg              250'             150'
Echo 23        Glassport               250'             250'
Echo 26        Oakland                 200'             (3)
Echo 29        Connellsville           300'             300'
Echo 30        Carnegie                300'             300'
Echo 32        Freeport                250'             (3)
Echo 38        North Braddock          250'             250'
Echo 39        Star Lake               200'             200'
Echo 40        North Park              300'             300'
Echo 43        Level Green             250'             250'
Echo 45        Calvary                 300'             300'
Echo 46        Latrobe                 250'             250'

                   EXHIBIT "C" to the Master Lease Agreement
                                   (2 of 2)

Site Number and Name                     Height             Height
--------------------                     ------             ------
                                        Requested          Available
                                        ---------          ---------
Echo 47    Bethel Park                     300'               (3)
Echo 53    Uniontown II                    250'               250'
Echo 54    Coraopolis                      300'               (3)
Echo 57    Moraine                         300'               300'
Echo 62    Youngwood                       200'               200'
Echo 65    North Huntingdon                300'               (3)
Echo 89    North Fayette                   250'               (3)
Echo 90    Town North Towers               300'               Building top 85'
Echo 91    Glenfield                       300'               (3)
Echo 94    Upper St. Clair                 300'               300'
Echo 99    Bavington                       200'               200'
Echo 101   Aliquippa                       200'               200'
Echo ME01  Bentleyville                    200'               200'

(1) These Heights are currently available; however, we are engaged in zoning proceedings to raise these tower heights to 180'. If we are able to raise these tower heights, NEXTEL would be able to locate at the 150' level.

(2) This tower is not available. CROWN has constructed the following facility as a back-up to Echo MB48:

     Echo 61/Delmont
     40 degrees 22' 31"
     70 degrees 33' 55"
     Ground Elevation  1,515
     Tower Height      180'
     Available Height  180'

(3) These are problem sites for which we currently are working on a back-up or we are engaged in zoning proceedings to obtain permits. As soon as we have exact coordinates, we will forward them to you.

Searches have also been issued for the following areas:

Echo 112    Mon Valley
Echo 113    Unionville
Echo 114    Hahntown
Echo 115    Church Hill
Echo 116    East Washington
Echo 117    Bradford Woods
Echo 118    Lake Arthur
Echo 119    Glass More
Echo 120    Mount Chesnut

                   EXHIBIT "D" to the Master Lease Agreement

              Crown                                       Annual Lease Fee
              -----                                       ----------------
     Up to three (3) antenna placements                         [*]
     (omni) at any available height.

     Up to nine (9) antenna placements at any                   [*]
     available height.

          BANM Facilities                                 Annual Lease Fee
          ---------------                                 ----------------
     Up to three (3) antenna placements                         [*]
     (omni) at any available height.

     Up to nine (9) antenna placements                          [*]
     at any available height.

     The above pricing includes, unless otherwise specified in the SLA, for up to a 10'x 20' area inside a CROWN equipment building. In the event CROWN is unable to provide the entire allotted 10'x 20' area, NEXTEL shall receive a rent credit in the amount of [*] for each square foot of building space CROWN is not able to provide to NEXTEL.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

                   EXHIBIT "E" to the Master Lease Agreement

                           SITE DEVELOPMENT SERVICES
                           -------------------------

     -    Identify Site locations with NEXTEL.

     - Identify and plan space available to NEXTEL in equipment buildings and document the layout via CAD drawings.

     -    Verify antenna positions and run intermodulation studies.

     - Supply NEXTEL with a listing of all materials needed for each installation.

     - Provide a floor plan of the layout for each Site to be approved by NEXTEL.

                   EXHIBIT "F" to the Master Lease Agreement

                              Revision:__________

                                SITE STANDARDS
                                --------------

I    GENERAL

     A.   PURPOSE
          The purpose of these Site Standards is to create a quality site installation. These standards are to be in effect for each site at which NEXTEL has equipment in, on or at the site and at which NEXTEL has a right to occupy pursuant to the lease to which this document is an attachment.

     B.   STATE AND NATIONAL STANDARDS

     1. All installations must conform with all state and national regulations and the following state and national codes or any supplements, amendments or provisions which supersede them:

          a.   American National Standards Institute:
               ANSI/EAI-222E Structural Standards for Steel Antenna Towers and Antenna Supporting Structures
          b.   Federal Aviation Administration Regulations:
               Vol. XI, Part 77 Objects Affecting Navigable Airspace
               Advisory Circular Obstruction Marking and Lighting AC 70/7460 Advisory Circular High Intensity Obstruction Lighting Systems AC 150/5345-43, FAA/DOD Specifications L-856
          c.   Federal Communications Commission Rules and Regulations:
               Code of Federal Construction, Marking and Lighting of Antenna Regulations Title 47 Structures Chapter I, Part 17
          d.   National Electrical Code
          e. Building Officials and Code Administrators International, Inc. Basic National Building Code
               Basic National Mechanical Code
               State Building Code
          f.   National Fire Protection Association
               Code 101 - Life Safety
               Code 90A - Air Conditioning and Ventilating Systems
               Code 110 - Emergency and Standby Power Systems
          g.   State Fire Safety Code
          h.   Occupational Safety and Health Administration
               Safety and Health Standards (29 CFR 1910) General Industry Subpart R Special Industries
               1910.268 Telecommunications
               1926.510 Subpart M Fall Prevention
          i. Motorola Grounding Guideline for Cellular Radio Installations, Document No. 68P81150E62, 7/23/92 OR AT&T AUTOPLEX(R) Cellular Telecommunications Systems, Lightning Protection and Grounding, Customer Information Bulletin 148B, August 1990, or latest revision.

     C.   GENERAL/APPROVAL

     1. All users shall furnish the following to CROWN prior to installation of any equipment:
          a. Completed Application. (NEXTEL must make new Application to CROWN for change in Antenna position or type
          b.   Fully executed supplement.
          c.   Copies of FCC Licenses and construction/building permits.
          d. Final site plan outlining property boundaries, improvements, easements and access.
          e. Accurate block diagrams showing operating frequencies, all system components (active or passive) with gains and losses in dB, along with power levels.

     2. The following will not be permitted at the facility without the prior written consent of CROWN.

          a. Any equipment without FCC type acceptance or equipment which does not conform to FCC rules and regulations.
          b.   Add-on power amplifiers.
          c.   "Hybrid" equipment with different manufacturers' RF strips.
          d.   Open rack mounted receivers and transmitters.
          e. Equipment with crystal oscillator modules which have not been temperature compensated.
          f.   Digital/analog hybriding in exciters, unless type-accepted.
          g. Non-continuous duty rated transmitters used in continuous duty applications.
          h. Transmitter outputs without a harmonic filter and antenna matching circuitry.
          i.   Change in operating frequency(ies).
          j.   Ferrite devices looking directly at an antenna.
          k.   Nickel plated connectors.
          l.   Cascaded receiver multicouplers/preamps.

     3.   All emergencies are to be reported immediately to 1-800-852-2671.

     D.   LIABILITY

          It shall be the responsibility of NEXTEL to comply with all of the site standards set forth herein. NEXTEL specifically agrees to indemnify and hold harmless CROWN against any claim of liability, loss, damage or costs including reasonable attorneys' fees, arising out of or resulting from NEXTEL's non-compliance with the standards set forth herein.

     E.   INSPECTION

          CROWN reserves the right to inspect NEXTEL's area without prior notice at any time during the term of the Agreement in order to ensure compliance with the standards set forth herein. Any such inspection shall be solely for the benefit and use of CROWN and does not constitute any approval of or acquiescence to the conditions that might be revealed during the course of the inspection.

          CROWN reserves the right to inspect CROWN's area without prior notice.

     F.   DISCLAIMER OF RESPONSIBILITY

          It is the intention of CROWN and NEXTEL that the standards set forth herein are part of the Agreement between them. It is specifically agreed that they are not intended to be relied upon or to benefit any third party. Further, CROWN shall have no liability or responsibility to any third party as a result of the establishment of the standards set forth herein, any inspection by CROWN of NEXTEL's area in order to determine compliance with the standards, the sufficiency or lack of sufficiency of the standards, or NEXTEL's compliance or non-compliance with the standards and NEXTEL agrees to indemnify and hold harmless CROWN against any claim by a third party resulting from such theories.

     G.   NOTICES

          All contacts or notices required or permitted by NEXTEL pursuant to these Site Standards shall be provided in writing to CROWN's Director - Operations or his or her designee and any approval or consent by CROWN shall only be effective if executed in writing by CROWN's Director - Operations or his or her designee.

II   RADIO FREQUENCY INTERFERENCE PROTECTIVE DEVICES

     A. If due to NEXTEL's use or proposed use, there exists any change to the RF environment it will be at CROWN's sole discretion to require any or all of the following:
     1. IM protection panels can be installed in lieu of separate cavity and isolator configurations. CROWN approval required.
     2.   30-76 Mhz
          - Isolators required
          - TX output cavity - minimum of 20 Db rejection @ plus or minus 5 Mhz
     3.   130-174 Mhz
          - Isolators - minimum of 30 Db with bandpass cavity
     4.   406-512 Mhz
          - Isolators - minimum of 60 Db with bandpass cavity
     5.   806-866 Mhz
          - Isolators - minimum of 60 Db with bandpass cavity
     6.   866 Mhz and above - as determined by CROWN.

     B. Additional protective devices may be required based upon CROWN's evaluation of the following information:
     1.   Theoretical Transmitter (TX) mixes.
     2.   Antenna location and type
     3.   Combiner/multicoupler configurations
     4.   Transmitter specifications
     5.   Receiver specifications
     6.   Historical problems
     7.   Transmitter to transmitter isolation
     8.   Transmitter to antenna isolation

     9.   Transmitter to receiver isolation
     10.  Calculated and measured level of Intermodulative (IM) products
     11.  Transmitter output power
     12.  Transmitter Effective Radiated Power (ERP)
     13.  Spectrum analyzer measurements
     14.  Voltage Standing Wave Radio (VSWR) measurements
     15.  Existing cavity selectivity

     C. NEXTEL will be required to immediately correct excessive cabinet leakage which causes interference to other tenants.

     III. ANTENNAS AND ANTENNA MOUNTS

     A. All mounting hardware to be utilized by NEXTEL to be as specified by tower manufacturer and approved by CROWN.
     B. Connections to be taped with stretch vinyl tape (Scotch #33-T or equivalent) and Scotchkoted or equivalent (including booted pigtails).
     C.   Must meet manufacturer's VSWR specifications.
     D.   Any corroded elements must be repaired or replaced.
     E. Must be DC grounded type, or have the appropriate lightning protection as determined by CROWN.
     F.   No welding or drilling on mounts will be permitted.
     G. All antennas must be encased in fiberglass radomes and be painted or impregnated with a color designated by CROWN as the standard antenna color for aesthetic uniformity.

     IV.  CABLE

     A.   All antenna lines to be approved by CROWN.
     B. All transmission line(s) will be installed and maintained to avoid kinking and/or cracking.
     C. Tagged with weatherproof labels showing manufacturer, model, and owner's name at both ends of cable run.
     D.   Any cable fasteners exposed to weather must be stainless steel.
     E. All interconnecting cables/jumpers must have shielded outer conductor and approved by CROWN.
     F. Internally, all cable must be run in troughs or on cable trays and on cable or waveguide bridges at intervals of no less than 3'. Externally, all cable must be attached with stainless steel hangers and non-corrosive hardware.
     G. All unused lines must be tagged at both ends showing termination points with the appropriate impedance termination at each end.
     H.   All AC line cords must be 3 conductor with grounding plugs.
     I. All antenna transmission lines shall be grounded at both the antenna and equipment ends at the equipment ends and at building entry point, with the appropriate grounding kits.
     J. All cables running to and from the exterior of the cabinet must be 100% ground shielded. Preferred cables are: Heliax, Superflex or braided grounds with foil wrap.

     V.    CONNECTORS

     A. Must be Teflon filled, UHF or N type, including chassis/bulkhead connectors.
     B. Must be properly fabricated (soldered if applicable) if field installed.
     C. Must be taped and Scotchkoted or equivalent at least 4" onto jacket if exposed to weather.
     D. Male pins must be of proper length according to manufacturer's specifications.
     E.    Female contacts may not be spread.
     F.    Connectors must be pliers tight as opposed to hand tight.
     G.    Must be silver plated or brass.
     H. Must be electrically and mechanically equivalent to Original Equipment Manufacturers (OEM) connectors.

     VI.   RECEIVERS

     A.    No RF preamps permitted in front end unless authorized by CROWN.
     B.    All RF shielding must be in place.
     C.    VHF frequencies and higher must use helical resonator front ends.
     D. Must meet manufacturer's specifications, particularly with regard to bandwidth, discriminator, swing and symmetry, and spurious responses.
     E. Crystal filters/pre-selectors/cavities must be installed in RX legs where appropriate.
     F.    All repeater tone squelch circuitry must use "AND" logic.

     VII.  TRANSMITTERS

     A.    Must meet original manufacturer's specifications.
     B.    All RF shielding must be in place.
     C.    Must have a visual indicator of transmitter operation.
     D. Must be tagged with NEXTEL's name, equipment model number, serial number, and operating frequency(ies).
     E. All low-level, pre-driver and driver stages in exciter must be shielded.
     F.    All power amplifiers must be shielded.
     G.    Output power may not exceed that specified on NEXTEL's FCC License.

     VIII. COMBINERS/MULTICOUPLERS

     A.    Shall at all times meet manufacturer's specifications.
     B.    Must be tuned using manufacturer approval procedures.
     C.    Must provide a minimum of 60 Db transmitter to transmitter isolation.

     IX.   CABINETS

     A. All cabinets must be bonded together and to the equipment building ground system.
     B.    All doors must be secured.
     C. All non-original holes larger than 1" must be covered with copper screen or solid metal plates.
     D. Current license for all operating frequencies should be mounted on the cabinet exterior for display at all times.

     X.    INSTALLATION PROCEDURES

     A. Any tower work must be scheduled with CROWN using only CROWN approved contractors at least 48 hours in advance of site work. NEXTEL will be responsible for any and all fees associated with said work.
     B. Installation may take place only after CROWN has been notified of the date and time in writing, and only during normal working hours unless otherwise authorized beforehand.
     C. Equipment may not be operated until final inspection of installation by CROWN, which shall not be unreasonably withheld.
     D. Any testing periods are to be approved in advance by CROWN and within the parameters as defined by CROWN.

     XI    MAINTENANCE/TUNING PROCEDURES

     A.    All external indicator lamps/LED's must be working.
     B.    Equipment parameters must meet manufacturer's specifications.
     C. All cover, shield, and rack fasteners must be in place and securely tightened.
     D. Local speakers and/or orderwire systems must be turned off except during service, testing or other maintenance operations.

     XII.  INTERFERENCE DIAGNOSTIC PROCEDURES

           NEXTEL must cooperate immediately with CROWN when called upon to investigate a source of interference, whether or not it can be conclusively proven that NEXTEL's equipment is involved.

     XIII. TOWER

           This section deals with items which are to be mounted on, attached to or affixed to the tower.

     A.    ICE SHIELDS

           At CROWN's sole discretion, protective ice shields may be required and manufacturer of ice shield will be determined by CROWN.

     B.    CLIMBING BOLTS AND LADDERS

           All attachments made to the tower shall be made in such a manner as not to cause any safety hazard to other users or cause any restriction of movement on, or to any climbing ladders, leg step bolts or safety cables provided.

     C.    BRIDGE

     1 Installation of a cable bridge shall be at CROWN's sole discretion and with CROWN's approval.
     2. If required, and in accordance with the manufacturers recommendations for the spacing of supports on horizontal runs for the particular type of cable or waveguide, the cable or waveguide shall be secured to the brackets on the bridge using clamps and hardware specifically manufactured for that purpose.

     3. No cable or waveguide run shall be clamped, tied or in any way affixed to a run belonging to CROWN or any another licensee/lessee.

     D.   CABLE LADDER AND WAVEGUIDE

     1. NEXTEL shall install a ladder for the vertical routing of cable and waveguide. From the horizontal to vertical transition at the point where the bridge meets the tower to the point at which the cable or waveguide must leave the bridge to route to the antenna, all cable and waveguide is to be attached to the ladder in accordance with the recommendations of the manufacturer of the cable or waveguide.
     2. No cable or waveguide run shall be clamped, tied or any way affixed to a run belonging to CROWN or any another licensee/lessee.

     E.   DISTRIBUTION RUNS

     1. Cable or waveguide runs from the cable ladder to the point at which they connect to the antenna shall be routed along tower members in a manner producing a neat and professional site appearance.
     2. Cable and/or waveguide runs shall be specifically routed so as not to impede the safe use of the tower leg or climbing bolts, or to restrict the access of CROWN or any another licensee/lessee.
     3. Distribution runs shall be clamped to the tower in accordance with the recommendations of the manufacturer of the cable or waveguide.
     4. No cable or waveguide run shall be clamped, tied or in any way affixed to a run belonging to CROWN or any another licensee/lessee.

     F.   LENGTHS

     1. Cable and/or waveguide runs shall not be longer than necessary to provide a proper connection and normal maintenance and operation.
     2. No coiled lengths shall be permitted on the tower, bridge or on the ground.

     G.   ENTRY

     1. Entry of the cable or waveguide to the interior of the shelter shall be via ports provided in the shelter wall.
     2. Cable and/or waveguide entering a port shall be provided with a boot to seal the port; the boot shall be a Microflect or equivalent commercial product made specifically for the type of cable or waveguide and for diameter of the entry port, and approved by CROWN before installation. It shall be installed in accordance with the instructions of the manufacturer and the port shall be sealed against the intrusion of moisture.

XIV.      EQUIPMENT LOCATED WITHIN CROWN'S EQUIPMENT BUILDING

A.        EQUIPMENT INSTALLATION REQUIREMENTS

1. Any mounting to walls either outside or inside CROWN's building must be pre-approved by CROWN.
2. All racks and equipment are to be plumb and true with the walls and floor of the shelter and reflect an installation consistent with the electrical and operational requirements of the equipment and appearance standards of a professional installation.

3. Racks are to be bolted to the floor and aligned on the center line as in the site drawing provided to CROWN.
4.        Racks are not to be attached to the cable trays.

B.        TRANSMISSION LINES AND/OR WAVEGUIDE ROUTING

1. Cable trays and/or troughs are required within the shelter for the routing of cable and waveguide to the equipment racks and termination points.
2.        All cable and waveguide shall be placed and secured to the cable tray.


C.        LENGTHS

1. Cable and/or waveguide runs in the equipment shelter shall not be longer than necessary in order to provide a proper connection.
2. While adequate slack for purposes of maintenance and operation is permitted, no coiled lengths on the tray or elsewhere in the shelter are permitted for normal maintenance and operation.

XV.       GROUNDING

1. NEXTEL must adhere to either the Motorola or AT&T grounding specification outlined above based on CROWN's equipment at facility.
2.        All exterior grounding shall be C.A.D. welding.
3.        All antennas shall be bonded to the tower.
4. Cable and waveguide shall be grounded as a minimum at three specific points, and for vertical runs in excess of 200 feet at intermediate points.
5. All cable and waveguide shall be grounded to the tower at the point where the run effectively breaks from the tower for its connection to the antenna, using clamps and hardware specifically manufactured for that purpose.
6. On the vertical portion of the cable or waveguide run, just above where it starts to make its transition from a vertical tower to a horizontal bridge run, all cable and waveguide shall be grounded to the tower using clamps and hardware specifically manufactured for that purpose.
7. On the exterior of each shelter, at a point near the entry ports, a grounding plate must be provided for terminating ground leads brought from the cable and waveguide. Each cable and waveguide run shall be grounded at this point using clamps and hardware specifically manufactured for that purpose.
8. On cable and waveguide installations where the vertical tower length exceeds 200 feet, the run shall be grounded at equally spaced intermediate points along the length of the run so as not to have a distance between grounding points longer than 100 feet.
9. Cable and waveguide grounding leads shall connect to a separate point for each run to the common ground point.
10. Grounding straps shall be kept to a minimum length and as near as possible to vertical down lead and shall be consistent with the restraints of protective dress and access.
11. Grounding plates must be provided for single point access to the site grounding system. Each rack shall have a properly sized, insulated ground lead from the rack safety and signal grounds to one of the grounding points on the ground plate.
12. The insulated ground lead shall follow the route of and be placed in the cable tray.
13.       Each rack shall be separately grounded.
14. All modifications to grounding system must meet CROWN's impedance specification.

XVI.      ELECTRICAL

1.        Power requirements must be approved, in advance by CROWN.
2. Polarized electrical outlets should be installed for all transmitters when possible.
3.        Surge protection is required for all base stations.

XVII.     ELECTRICAL DISTRIBUTION

          All electrical wiring from the distribution breaker panel shall be via rigid metal conduit, thin wall, routed along the under side of the cable tray to a point directly above the equipment rack. From this point, NEXTEL may select how to distribute to its equipment or rack.

XVIII.    TEMPORARY LOADS

          1. Test equipment, soldering irons or other equipment serving a test or repair function may be used only if the total load connected to any single dual receptacle does not exceed 15 amps.
          2. Except as otherwise provided in the Agreement, test equipment to be in place for more than seven (7) days will require prior approval of CROWN.

XIX.      DOORS

          Equipment building doors shall be kept closed at all times unless when actually moving equipment in or out.

XX.       SITE APPEARANCE

          1. Services to maintain the appearance and integrity of the site will be provided by CROWN and will include scheduled cleaning of the shelter interiors.
          2. Each licensee/lessee is expected and required to remove from the site all trash, dirt and other materials brought into the shelter, or onto the site during their installation and maintenance efforts.
          3.   No food or drink is allowed within the equipment shelter.
          4.   No smoking is allowed on the tower site.

XXI.      STORAGE

          No parts or material may be stored on site by NEXTEL.

XXII.     DAMAGE

          NEXTEL shall report to CROWN any damage to any item of the facility, structure, component or equipment, whether or not caused by NEXTEL.

XXIII.    REPORTING ON SITE

          Emergency 24 hour contact number(s) must be displayed on outside of equipment cabinet/building.

                             SPRINT SPECTRUM, L.P.
                        Penn Center West II, Suite 200
                             Pittsburgh, PA 15276


Mr. Robert Crown, President
Crown Communications
Penn Center West III, Suite 229
Pittsburgh, PA 15276

     Re: Master Lease Agreement between Sprint Spectrum, L.P. and Crown Communications Dated June 11, 1996

Dear Mr. Crown:

     This letter is intended to set forth our agreement with regard to the modification of the Master Lease Agreement by and between Sprint Spectrum, L.P. ("Lessee") and Crown Communications ("Lessor") dated June 11, 1996 (the "Master Lease"). The parties hereby agreed to make the following modifications to the Master Lease:

     1.   A new paragraph shall be added at the end of Article I as follows:

     For a period of two (2) years from the date hereof, Lessor shall provide Lessee, on or before each July 1, October 1, January 1, and April 1, beginning July 1, 1996, a list of Sites which would be incapable of supporting more than the equipment of the Lessee, if the Lessee were to request such Site.

     2.   A new paragraph shall be added at the end of Section 7.1 as follows:

     Any material alteration of a Communications Facility by Lessee or any activities requiring access to the communications tower itself, will be performed by a contractor reasonably acceptable to Lessor (including a reasonable insurance requirement) and Lessor's consent thereto shall not be unreasonably delayed, conditioned or withheld. In the event Lessee engages a contractor to perform a material alteration to the Communications Facility, Lessee shall engage Lessor's project manager to inspect, manage and approve all activities on the Communications Facility. Lessee shall pay Lessor [*] for the construction manager's services. Such [*] fee shall be adjusted on each Adjustment Date pursuant to the formula set forth in
     Section 6.2.1. It is further agreed that Crown Network Systems, Inc. is an approved contractor to perform any and all alterations on the Communications Facility and if Crown Network Systems, Inc. is the contractor engaged by Lessee, no project manager will be required.

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     Except as specifically set forth herein, all other terms and conditions set forth in the Master Lease shall remain as heretofore.

By signing this Letter Agreement, the parties hereto, with the intent to be legally bound hereby, shall be entering into a binding agreement pursuant to the terms and conditions set forth herein.

                                                 Very truly yours,

                                                 SPRINT SPECTRUM, L.P.

                                                 By: /s/ Kurt Bagwell
                                                     -------------------------
                                                     Kurt Bagwell, Assistant
                                                     Vice President, Engineering
                                                     and Operations, East Region

AGREED to and ACCEPTED and
intending to be legally bound hereby this 5th day of July, 1996

CROWN COMMUNICATIONS

By: /s/ Robert A. Crown
    ------------------------
    Robert A. Crown, Owner

                  SECOND AMENDMENT TO MASTER LEASE AGREEMENT
                  ------------------------------------------

     THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT is entered into as of the 27th day of January, 1997, by and between ROBERT CROWN d/b/a CROWN COMMUNICATIONS ("Lessor") and SPRINT SPECTRUM L.P. ("Lessee"), a Delaware limited partnership.

                                   RECITALS:
                                   --------

     A. Lessor and Lessee entered into a Master Lease Agreement dated as of June 11, 1996 (the "Master Lease") pursuant to which Lessor agreed to lease to Lessee certain property for the purpose of locating unmanned radio communication equipment.

     B. By letter agreement dated July 5, 1996, the parties amended certain provisions of the Master Lease (the "First Amendment").

     C. Lessor and Lessee desire to further amend the terms and provisions of the Master Lease as hereinafter set forth.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the material premises set forth herein, the parties hereto, intending to be legally bound, agree as follows:

     1. All terms defined in the Master Lease and not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

     2. Article 1 of the Master Lease hereby is amended by adding the following after the third sentence thereof:

     If a Site is to be leased for a term of less than five years (the "Temporary Sites"), the parties will enter into an SLA in the form attached as Exhibit "A-3". The parties acknowledge that certain Sites may be used for transmitting and/or receiving microwave shots.

     3. Article 1 of the Master Lease hereby is further amended by adding the following in front of the sixth sentence thereof: "With the exception of SLA's for Temporary Sites,".

     4. Article 2, Section 2.1 of the Master Lease hereby is amended by adding the following after the last sentence: " Notwithstanding anything to the contrary set forth herein, Lessor is not required to enter into an SLA for any Temporary Sites."

     5. Article 3 of the Master Lease hereby is amended by adding in the second line thereof after the words "unmanned radio communications equipment" the words "equipment for the transmission and reception of microwave shots."

     6. A new paragraph shall be added at the end of Article 4 of the Master Lease as follows:

     Notwithstanding anything to the contrary set forth herein, the Term for Temporary Sites shall be month to month. Either party may terminate the SLA for any Temporary Site by providing to the other party written notice of such termination at least 60 days prior thereto. In the event Lessor provides Lessee notice of termination, Lessee shall have the option of converting the Temporary Site to a permanent Site by providing notice thereof to Lessor within 15 days of Lessor's notice to terminate. In the event Lessee so elects to convert a Temporary Site to a permanent Site, the Initial Term and the Renewal Terms shall be consistent with the SLA Initial Term and the SLA Renewal Term identified herein with the understanding that the SLA Initial Term commences as of the date of the notice of Lessee's election to convert the Temporary Site to a permanent Site.

     7. Article 6, Section 6.1 of the Master Lease hereby is amended by adding at the end thereof the following:

     In the event Exhibit "B" does not apply to the type of installation at a given Site, the applicable Fee shall be set forth in the SLA for that Site. The applicable Fee for Sites used for transmitting and/or receiving microwave shots shall be set forth in the SLA for such Sites.

     Notwithstanding anything to the contrary set forth herein, in the event that the parties enter into an SLA for a Site and (a) such Site requires work to be performed by Crown as Lessor or an affiliate of Crown as contractor (e.g., Crown Network Systems, Inc.); (b) such Site is not ready for operation on or before the Commencement Date; and (c) Lessor permits Lessee to place a temporary transmission unit on such Site, then the Commencement Date shall be the date the temporary transmission unit, or any portion thereof, is first placed on the Site; provided, however, that until the Site is completed, the Fee shall be [*] which shall be adjusted on each Adjustment Date pursuant to the formula set forth in Section 6.2.1. Lessee must immediately remove the temporary transmission unit, without notice and at Lessee's expense, upon the completion of the Site.

                                  2

[*] Indicates where text has been omitted pursuant to a request for confidential treatment. The omitted text has been filed with the Securities and Exchange Commission separately.

     8. Article 6, Section 6.2.2 of the Master Lease hereby is amended by adding the following after the second sentence: "Temporary Sites shall not be counted for the purpose of determining the number of SLA's constituting the Minimum Number of Sites."

     9. Except as otherwise expressly provided herein or in the First Amendment, all terms and provisions of the Master Lease shall remain as heretofore.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed and delivered as of the date first above written.


WITNESS                            CROWN COMMUNICATIONS

[SIGNATURE ILLEGIBLE]              By: /s/ Robert A. Crown
---------------------                  ---------------------
                                       Robert A. Crown, Owner

WITNESS:                           SPRINT SPECTRUM L.P.

[SIGNATURE ILLEGIBLE]              By: /s/ David P. Snyder
---------------------                  ---------------------
                                       David P. Snyder, Director of
                                       Operations and Engineering

                          EXHIBIT "A-3" TO THE MASTER

                          SITE LEASE ACKNOWLEDGEMENT
                          --------------------------

This Site Lease Acknowledgement ("SLA") is made and entered into as of this ____________ day of _____________ 19___ by and between Robert A. Crown, d/b/a
CROWN COMMUNICATIONS hereinafter designated as "Lessor" and SPRINT SPECTRUM, L.P., a Delaware Limited Partnership hereinafter designed as "Lessee", pursuant and subject to that certain Agreement ("Master Agreement") by and between the Parties hereto, dated as of June 11, 1996. All capitalized terms have the meanings ascribed to them in the Master Agreement.

1. The Parcel will consist of that certain parcel of property located in the City of _______________________, the County of _______________, and the
     State of ________________________________, more particularly described as a __________________ 'by _________________ ' parcel containing approximately
     ______ square feet situated at ____________________________ (add legal description), together with the non-exclusive right for ingress and egress, seven (7) days a week, twenty four (24) hours a day, on foot or motor vehicle, including trucks, and for the installation and maintenance of utility wires, poles, cables, conduits and pipes over, under or along a _____' wide right-of-way extending from the nearest public right-of-way,
     ___________________ to the demised premises, said premises and right-of-way for access being substantially as described herein in Exhibit "1" to the SLA attached hereto and made a part hereof.

2. Lessee's antenna(s) will consist of _________ antennas, each described in terms of type, size, frequency, effective radiated power and height on the tower outlined as follows:

     Manufacturer and Type-Number:                   ___________________________
                                                     ___________________________
     Number of Antennas:                             ___________________________
     Weight and Dimension of Antenna(s):             ___________________________
     Transmission Line Mfg. and Type No.:            ___________________________
     Diameter and Length of Transmission Line:       ___________________________
     Height of Antenna(s) on Tower:                  ___________________________
     Direction of Radiation:                         ___________________________
     Equipment Building/Floor Space
        Dimensions:                                  ___________________________
     Frequencies/Max Power Output                    ___________________________

3.   The Fee due and payable by Lessee to Lessor is $____________ per year.

4. The commencement date of this SLA will be upon commencement of construction at the Premises or ninety (90) days from the date hereof, whichever occurs first ("Commencement Date"). For purposes of this SLA, any physical activity on the Site by Lessee, other than those preliminary activities set forth in Article 4 of the Agreement, shall constitute the commencement of the construction.

5. The initial term of this SLA shall be ________ commencing on the Commencement Date. The term may be renewed by Lessee for an additional term of _________ upon giving written notice to Lessor at least _______ days prior to the expiration of the Initial Term or preceding renewal term.

6. The parties acknowledge that Lessor's rights in the property derive from a certain Lease Agreement dated __________ between Lessor herein and _________________, hereinafter referred to as the "Prime Lease" and attached hereto as Exhibit "2" to the SLA.

IN WITNESS WHEREOF, the Parties hereto have set their hands the day and year first above written.

__________________________         By______________________
WITNESS                                 Robert A. Crown

                                   SPRINT SPECTRUM, L.P.

__________________________         By______________________
WITNESS                                 David P. Snyder, Director of
                                        Operations and Engineering